UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the registrant [X]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary proxy statement

[  ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive proxy statement

[  ] Definitive additional materials

[  ] Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12

BLASTGARD INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.

(3)	Filing Party:

(4)	Date Filed:

BLASTGARD INTERNATIONAL, INC.

2901 E. 4th Avenue, Unit J

Columbus, OH 43219

Tel: 1-800-987-9098.

May 31, 2017

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of BlastGard International, to be held 5:30 p.m. local time on June 28, 2017 at the Company’s corporate headquarters located at 2901 E. 4th Avenue, Unit J, Columbus, OH 43219; Tel: 1-800-987-9098.

We look forward to your attending either in person or by proxy. Further details regarding the matters to be acted upon at this meeting appear in the accompanying Notice of 2017 Annual Meeting and Proxy Statement. Please give this material your careful attention.

Very truly yours,

Michael Gordon
Chief Executive Officer

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BlastGard International, Inc.

2901 E. 4th Avenue, Unit J

Columbus, OH 43219

Tel: 1-800-987-9098.

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 28, 2017

To the Stockholders of BlastGard International, Inc.:

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders of BlastGard International, Inc., a Colorado corporation, will be held on June 28, 2017 at 5:30 p.m., local time, at the Company’s corporate headquarters located at 2901 E. 4th Avenue, Unit J, Columbus, OH 43219, for the following purposes:

1. To elect five nominees to the Board of Directors nominated by the Board of Directors.

2. To approve an amendment to the Company’s Articles of Incorporation to change the name of the corporation to “HighCom Global Security, Inc.”

3. Consider and vote upon a proposal to grant the Board of Directors discretionary authority to amend the Company’s Articles of Incorporation (the “RS Amendment”) to effectuate a Reverse Stock Split of the Company’s Common Stock, $.001 par value, by a ratio of no more than one-for-100 with such ratio to be determined by the sole discretion of the Board (the “Reverse Split”), with a decrease in the number of authorized shares of Common Stock to 100,000,000 and with such Reverse Split and change in authorized number of common shares to be effective at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Split Proposal”).

4. To consider and vote upon a proposal to file an Amendment to the Articles of Incorporation to permit the Company to hold meetings by action without a meeting in accordance with Section 7-107-104 (1)(b) of Title 7 of the Colorado Revised Statutes in order to permit the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing.

5. To consider and vote upon a proposal to transfer all the BlastGard tangible and intangible assets, which exclude any HighCom assets, from HighCom Global Security, Inc. to its wholly-owned Florida subsidiary, BlastGard Technologies, Inc.

6. To consider and vote upon a proposal for the Company’s wholly-owned California subsidiary, HighCom Security, Inc. to file an amendment to its Articles of Incorporation in the State of California to change its name to “HighCom Armor Solutions, Inc.”

7. To consider and vote upon a proposal to ratify, adopt and approve a 2017 Employee Benefit and Consulting Services Compensation Plan covering a maximum of up to 10,000,000 post-split shares of Common Stock.

8. To transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof.

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Only stockholders of record at the close of business on May 26, 2017, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof. If you plan to attend the annual meeting and you require directions, please call us at 1-800-987-9098.

Columbus, Ohio

May 31, 2017

By Order of the Board of Directors,

Michael Gordon
Chief Executive Officer

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BLASTGARD, INC.
2901 E. 4th Avenue, Unit J

Columbus, OH 43219

Tel: 1-800-987-9098

PROXY STATEMENT

The Board of Directors (the “Board”) of BlastGard, Inc. (the “Company,” “BlastGard,” “we,” “us” or “our”) is providing these materials to you in connection with BlastGard’s annual meeting of stockholders. The annual meeting will take place on June 28, 2017, 5:30 p.m., local time, at the Company’s corporate headquarters located at 2901 E. 4th Avenue, Unit J, Columbus, Ohio.

This proxy statement and the accompanying notice and form of proxy are being made available to stockholders on or about June 1, 2017.

PROXIES AND VOTING

Registered holders of our common stock may vote in one of the following ways: by completing and returning the enclosed proxy card via regular mail, scan, fax and email or by voting via the Internet. Specific instructions for using these methods are set forth on the enclosed proxy card. The Internet procedure is designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

The Board of Directors has set the close of business on May26, 2017 as the “Record Date” for the Annual Meeting. Only holders of our common stock as of the Record Date, or their duly appointed proxies, are entitled to notice of and will be entitled to vote at the Annual Meeting or any adjournments thereof. On the Record Date, there were 366,976,178 shares of our common stock outstanding. Each share of common stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. A quorum, consisting of a majority of the voting power of stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

Each proxy returned to us will be voted in accordance with the instructions indicated thereon. If no direction is given by a stockholder, the shares will be voted as recommended by the Board of Directors. If any nominee for the Board of Directors should withdraw or otherwise become unavailable for reasons not presently known, the proxies that would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors. If a stockholder abstains from voting on any matter, the abstention will be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business, as well as shares entitled to vote on that matter. On matters other than the election of directors, an action of the stockholders requires the affirmative vote of a majority of outstanding shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Accordingly, an abstention on any matter other than the election of directors will have the same effect as a vote against that matter. A non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Broker non-votes on a matter are counted as present for purposes of establishing a quorum for the Annual Meeting, but are not considered entitled to vote on that particular matter. Consequently, non-votes generally do not have the same effect as a negative vote on the matter.

A stockholder of record giving us a proxy may revoke it at any time before it is exercised by (i) giving written notice of revocation to the Secretary of our Company, (ii) delivering a duly executed proxy bearing a later date, or (iii) voting in person at the Annual Meeting. The mere presence at the Annual Meeting of a stockholder who has earlier signed a proxy does not, alone, revoke that proxy; revocation must be announced by the stockholder at the time of the Annual Meeting. Unless so revoked, the shares represented by each proxy will be voted at the Annual Meeting and at any adjournments thereof.

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NOTICE TO BENEFICIAL OWNERS OF SHARES HELD IN BROKER ACCOUNTS:

New York Stock Exchange Rule 452 prohibits NYSE member organizations from giving a proxy to vote with respect to an election of directors (Proposal 1) or with respect to Proposals 4-7 without receiving voting instructions from a beneficial owner. Because NYSE Rule 452 applies to all brokers that are members of the NYSE, this prohibition applies to the Annual Meeting even though our common stock is not listed on the New York Stock Exchange. Therefore, brokers will not be entitled to vote shares at the Annual Meeting with respect to Proposals 1 and 4 through 7 without instructions by the beneficial owner of the shares. AS A RESULT, BENEFICIAL OWNERS OF SHARES HELD IN BROKER ACCOUNTS ARE ADVISED THAT, IF THEY DO NOT TIMELY PROVIDE INSTRUCTIONS TO THEIR BROKER, THEIR SHARES WILL NOT BE VOTED IN CONNECTION WITH THESE PROPOSALS.

GENERAL INFORMATION

Why am I receiving these materials?

You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the annual meeting. This proxy statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

What is a proxy?

The Board is asking for your proxy. This means you authorize persons selected by us to vote your shares at the annual meeting in the way that you instruct. All shares represented by valid proxies received before the annual meeting will be voted in accordance with the stockholder’s specific voting instructions.

What is included in these materials?

These materials include:

●      this proxy statement for the annual meeting;

●     a proxy card for the annual meeting; and

●     the 2016 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2016.

What items will be voted on at the annual meeting?

There are seven proposals scheduled to be voted on at the annual meeting:

●	the election of the five nominees to the Board nominated by our Board of Directors; and

●	the approval of an amendment to the Company’s articles of incorporation to change the name of the Company to “HighCom Global Security, Inc.”; and

●	consider and vote upon a proposal to grant the Board of Directors discretionary authority to amend the Company’s articles of incorporation (the “RS Amendment”) to effectuate a Reverse Stock Split of the Company’s Common Stock, $.001 par value, by a ratio of no more than one-for-100 with such ratio to be determined by the sole discretion of the Board (the “Reverse Split”), with a decrease in the number of authorized shares of the Common Stock to 100,000,000 and with such Reverse Split and change in authorized number of common shares to be effective at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Split Proposal”) ; and

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●	to consider and vote upon a proposal to file an Amendment to the Articles of Incorporation to permit the Company to hold meetings by action without a meeting in accordance with Section 7-107-104 of Title 7 of the Colorado Revised Statutes in order to permit the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing; and

●	To consider and vote upon a proposal to transfer all the BlastGard tangible and intangible assets, which exclude any HighCom assets, from HighCom Global Security, Inc. to its wholly-owned Florida subsidiary, BlastGard Technologies, Inc.; and

●	To consider and vote upon a proposal for the Company’s wholly-owned California subsidiary, HighCom Security, Inc. to file an amendment to its Articles of Incorporation in the State of California to change its name to “HighCom Armor Solutions, Inc.”; and

●	To consider and vote upon a proposal to ratify, adopt and approve a 2017 Employee Benefit and Consulting Services Compensation Plan covering a maximum of up to 10,000,000 post-split shares of Common Stock.

The Board is not aware of any other matters to be brought before the meeting. If other matters are properly raised at the meeting, the proxy holders may vote any shares represented by proxy in their discretion.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares in FAVOR of all seven proposals set forth in the Notice of Meeting.

Who can attend the annual meeting?

Admission to the annual meeting is limited to:

●     stockholders as of the close of business on May 26, 2017 (the “record date”);

●     holders of valid proxies for the annual meeting; and

●     our invited guests.

Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date.

When is the record date and who is entitled to vote?

The Board set May 26, 2017 as the record date. All record holders of BlastGard common stock as of the close of business on that date are entitled to vote. Each share of common stock is entitled to one vote. As of the record date, there were outstanding 366,976,178 shares of common stock entitled to vote at the annual meeting.

What is a stockholder of record?

A stockholder of record or registered stockholder is a stockholder whose ownership of BlastGard stock is reflected directly on the books and records of our transfer agent, Corporate Stock Transfer. If you hold stock through an account with a bank, broker or similar organization, you are considered the beneficial owner of shares held in “street name” and are not a stockholder of record. For shares held in street name, the stockholder of record is your bank, broker or similar organization. We only have access to stock ownership information for registered stockholders. If you are not a stockholder of record, we will require additional documentation to evidence your stock ownership as of the record date, such as a copy of your brokerage account statement, a letter from your broker, bank or other nominee or a copy of your notice or voting instruction card. As described below, if you are not a stockholder of record, you will not be able to vote your shares unless you have a proxy from the stockholder of record authorizing you to vote your shares.

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How do I vote?

You may vote by any of the following methods:

●     In person. Stockholders of record and beneficial stockholders with shares held in street name may vote in person at the meeting. If you hold shares in street name, you must also obtain a proxy from the stockholder of record authorizing you to vote your shares.

●     By mail. Stockholders of record may vote by signing and returning the proxy card provided.

●     By phone or via the Internet. You may vote by proxy, by phone or via the Internet by following the instructions provided in the accompanying proxy card or the voting instruction card provided.

●     Beneficial owners of shares held in “street name.” You may vote by following the voting instructions provided to you by your bank or broker.

How can I change or revoke my vote?

If you are a stockholder of record, you may change or revoke your proxy any time before it is voted at the annual meeting by:

●     timely delivering a properly executed, later-dated proxy;

●     delivering a written revocation of your proxy to our Secretary at our principal executive offices; or

●     voting in person at the meeting.

If you hold your shares beneficially in street name, you may change your vote by submitting new voting instructions to your bank, broker or nominee following the instructions they provide.

What happens if I do not give specific voting instructions?

Stockholders of record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

Beneficial owners of shares held in “street name.” If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.”

Which ballot measures are considered “routine” or “non-routine”?

Proposals 1and 4 through 7 are considered to be non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1 and 4 through 7. Proposals 2 and 3 are considered routine and in some cases brokers or nominees may vote where no direction is given by the actual beneficial stockholder.

What is the quorum for the annual meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding voting stock entitled to vote is necessary for the transaction of business at the annual meeting. This is called a quorum.

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What is the voting requirement to approve each of the proposals?

The following are the voting requirements for each proposal:

●     Proposal 1: Election of Directors. The five nominees receiving the highest number of votes will be elected as directors.

●     Proposals 2 through 7: Each individual proposal set forth in proposals 2 through 7 will require the affirmative vote of a majority of the Company’s common stock present in person or represented by proxy and entitled to vote at the annual meeting.

How are abstentions and broker non-votes treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present at the annual meeting. However, broker non-votes are not counted as votes present for any non-routine proposal considered at the annual meeting and, therefore, will have no effect on the proposals 1 and 4 through 7. Abstentions will be counted as votes present and entitled to vote on the proposals considered at the annual meeting and, therefore, will be counted as votes against the proposals.

Who pays for solicitation of proxies?

We are paying the cost of soliciting proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes. In addition to soliciting the proxies by mail, certain of our directors, officers and regular employees, without compensation, may solicit proxies personally or by telephone, facsimile and email.

Where can I find the voting results of the annual meeting?

We will announce voting results in a Current Report on Form 8-K filed with the SEC within four business days following the meeting.

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2018 annual meeting of stockholders?

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials. Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2018 annual meeting of stockholders must be received by March 15, 2018. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals must be delivered to the Company’s Secretary at 2901 E. 4th Avenue, Unit J, Columbus, OH 43219.

Requirements for Stockholder Proposals to Be Brought Before the 2018 Annual Meeting of Stockholders. Notice of any director nomination or other proposal that you intend to present at the 2018 annual meeting of stockholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2018 annual meeting of stockholders, must be delivered to the Company’s Secretary at 2901 E. 4th Avenue, Unit J, Columbus, OH 43219 not earlier than the close of business on __________, 2018 and not later than the close of business on________, 2018. In addition, your notice must set forth the information required by our bylaws with respect to each director nomination or other proposal that you intend to present at the 2018 annual meeting of stockholders.

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RECENT DEVELOPPMENTS

Entry into material definitive agreement.

On November 14, 2016, BlastGard International, Inc. (“BlastGard” or the “Company”) entered into a Consulting Agreement with Resilience Capital Inc. (“Resilience”) for Resilience to provide strategic advice as to the business of the Company and its subsidiary. Services will include:

a)	Assist in the evaluation of the Company’s businesses and prospects;

b)	Review and critique of the Company’s long-term business plan;

c)	Evaluate the Company’s debt capacity and alternative capital structures;

d)	Assisting the Company in the preparation of cash requirements, cash forecasts and financial projections;

e)	Assessing and analyzing potential acquisitions of, or mergers with, other entities or all or portions of their businesses;

f)	Providing advice on the formulation and, if requested, execution of the overall strategy and alternatives for the various potential sale opportunities;

g)	Advise on marketing and sales strategies, include a review and assessment of the effectiveness of the Company’s distribution arrangements;

h)	Assessing the Company’s product mix and recommending changes;

i)	Assisting in negotiations with lenders, key customers, suppliers and distributors, and strategic partners;

j)	Evaluate the Company’s manufacturing and distribution operations; and

k)	Such other duties and responsibilities, both financial and operational, assigned to it by the Company’s board of directors and accepted by the Consultant from time to time.

Resilience has agreed to provide the services of Craig Campbell, a former director of the Company, to serve as the engagement manager and, in such capacity, supervise the services provided to the Company. Mr. Campbell is the President and principal owner of Resilience.

Pursuant to the Agreement, the Company will pay Resilience an annual fee of $250,000, payable in equal monthly installments. The term of the Agreement is one year and shall automatically renew for successive one-year period until either party provides at least 60 days’ prior written notice of termination to the other party. In the event the agreement is terminated prior to the first anniversary date, the Company will be obligated to pay Resilience two monthly installments of its advisory fee.

The paragraph below describes a change in control of Registrant. The entity described below, namely, 2538093 Ontario Inc., which has acquired control of the Company, has Craig Campbell, a director nominee, as one of its two principal owners.

Changes in Control of Registrant.

On November 14, 2016, 2538093 Ontario Inc. (“Ontario”) acquired in a stock for stock exchange with 8464081 Canada Inc. (“Canada”) 200,528,362 shares of common stock of the Company and warrants to purchase 41,801,793 additional shares of common stock of the Company at an exercise price of $.009 per share. After the completion of this transaction, Ontario has the beneficial ownership interest in 242,330,155 shares of common stock of the Company, representing 59.3% of the outstanding shares of the Company. Accordingly, at the completion of the transaction, Canada has transferred 100% of its ownership interest in the Company to Ontario. Canada, which is controlled by Barbara J. Amiel, will continue to have 50% of the voting rights of Ontario, whose other principal owner is an entity controlled by Craig Campbell, a director nominee of the Company and the President and owner of our newly engaged consultant, Resilience Capital Inc. Craig Campbell has an indirect ownership of 40%, and the right to exercise the remaining 50% of the voting rights, of Ontario. Mr. Campbell is expected to be appointed CEO and President at the Board meeting following the Annual Meeting of Stockholders. Paul Sparkes, Chairman of the Company, has an indirect minority interest (i.e. 10%) of Ontario through a 20% ownership interest in the entity owned by Mr. Campbell.

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Other than the foregoing change in control, the Company is not aware of any agreements or understandings which may result in any further change in control of the Company. Prior to the change in control described herein, Canada, by agreement with the Company, which rights have been assigned to Ontario, has the right to appoint a majority of the directors of the Company and right of first refusal to participate in future financings. Currently, three of the existing four directors of the Company were appointed by Canada.

Stock Vote

2538093 Ontario Inc. owns 59.3% of the outstanding Common Stock of the Company as of the record date. It is anticipated that this entity, which is controlled by Craig Campbell and Barbara J. Amiel, (and to a lesser extent by Paul Sparkes) is expected to vote in favor of all seven Proposals at the annual Meeting of stockholders.

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SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 30, 2017 by our current executive officers and directors, both individually and as a group. Unless otherwise indicated, all shares are directly beneficially owned and investing power is held by the persons named.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (1)	Percentage Outstanding (2)
Michael Bundy (3)	20,000,000	5.2%
Michael J. Gordon (4)	37,250,000	9.6%
Chad Wright (5)	10,000,000	2.6%
Andrew Griffith	0	0
Paul Sparkes (6)	1,500,000	*
David Frum	0	0
Includes all officers and directors as a group (six persons) (7)	68,750,000	16. %
Alpha Capital Anstalt Pradafant 7 Furstentums 9490 Vaduz, Liechtenstein	32,229,356	8.8%
253809 Ontario, Inc. (8)	242,330,155	59.3%

*	Represents less than 1% of the outstanding shares of Common Stock.

(1)	Unless otherwise indicated, all shares are directly beneficially owned and investing power is held by the persons named. The address of each person is c/o BlastGard® International, Inc. at 2901 E. 4th Avenue, Unit J, Columbus, OH 43219.

(2)	Based upon 366,976,178 shares of Common Stock outstanding as of March 31, 2017, plus the amount of shares each person or group has the right to acquire under options, warrants, rights, conversion privileges, or similar obligations.

(3)	Includes options to purchase 20,000,000 shares of common stock.

(4)	Includes options to purchase 21,250,000 shares of common stock.

(5)	Includes options to purchase 10,000,000 shares

(6)	Includes options to purchase 1,500,000 shares. Does not include 10% indirect ownership of 2538093 Ontario Inc. See “Note 8.”

(7)	Includes options to purchase 67,250,000 shares. Other than Craig Campbell and Paul Sparkes, no nominee to the Board owns any beneficial ownership position in the Company. See note 8 below.

(8)	2538093 Ontario Inc. owns 200,528,362 shares and warrants to purchase 41,801,793 shares. Craig Campbell, Barbara Amiel and Paul Sparkes own 50%, 40% and 10%, respectively, of 2538093 Ontario Inc.

We do not know of any arrangement or pledge of its securities by persons now considered in control of us that might result in a further change of control of us.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of five members. Upon the recommendation of our Board of Directors, the Board has nominated the five directors for election at the annual meeting to hold office until the next annual meeting of stockholders and the election of their successors. The five directors with the highest number of votes at the meeting in person and/or by proxy will be elected to our board of directors.

Shares represented by all proxies received by the Board and not marked so as to withhold authority to vote for any individual nominee will be voted FOR the election of the nominees named below. The Board knows of no reason why any nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person nominated by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE NOMINEES LISTED BELOW

The following table sets forth the five nominees to be elected at the 2017 Annual Meeting, the year such director was first elected as a director (if applicable), and the positions currently held by each director with BlastGard.

Name	Age	Current Position with Registrant	Director or Officer of Registrant Since
Current Directors
Paul Sparkes	53	Chairman of the Board	September 2015

Newly Appointed Directors
Craig Campbell	40
Curt Cronin	40
Andrew Blott	45
Bill Buckley	67

All board nominees are citizens of Canada, except for Mr. Cronin.

INFORMATION CONCERNING DIRECTORS AND NOMINEES FOR DIRECTOR

Set forth below is background information for each current director and nominee for director, as well as information regarding additional experience, qualifications, attributes or skills that led the Board of Directors to conclude that such director or nominee should serve on the Board.

Paul Sparkes - In September 2015, Paul Sparkes was appointed to fill a vacancy on the board of directors and agreed to serve as the Company’s non-executive chairman of the board of directors. Mr. Sparkes is an accomplished business leader with over twenty five years’ experience in media, public affairs, finance, capital markets and Canada’s political arena. He is Currently President of Otterbury Holdings Inc., a corporation advising growth entities in private and public markets. Most recently Mr. Sparkes was Executive Vice Chair, Director and co-founder of Difference Capital Financial, a TSX-listed specialty finance company that invests in media, technology, health care and U.S. real estate. Previously, Mr. Sparkes was Executive Vice President, Corporate Affairs for CTVglobemedia (now Bellmedia). Prior to joining Bell Globemedia in 2001 as Group Vice-President, Public Affairs, Mr. Sparkes held senior positions in the public service, including with the Government of Canada and the Government of Newfoundland and Labrador. From 1996 to 2001, he served in the Office of the Prime Minister of Canada as Director of Operations, and Special Assistant for Atlantic Canada. Mr. Sparkes also served as Executive Assistant to two Premiers of Newfoundland and Labrador. Mr. Sparkes sits on several public and private boards, including Thunderbird Entertainment (private), Bluedrop Performance Learning Inc. (TSXV: BPL), Antler Gold Inc ( TSXV:ANTL.V) BlastGard International Inc (BLGA-US) and is Chairman of the Board and Founder of the Smiling Land Foundation (private). Educated in Quebec and Newfoundland, Mr. Sparkes holds a Bachelor of Arts in Political Science from Memorial University.

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Craig Campbell - In November 2015, Craig Campbell was appointed to fill a vacancy on the board of directors and served as a board member of the Company until 2016. Since 2013, Mr. Campbell has served as Chief Executive Officer of Resilience Capital of Ontario, Canada. Resilience is a private investment company which offers trade knowledge, expertise and networking in addition to capital. Previously, Mr. Campbell founded and launched Total Security Management Services Inc. (“TSM”). TSM was organized to bundle the most sought after security services and provide major corporations with a “single point of contact” for their security needs, enabling them to save time and money while increasing the quality of service. This business grew to almost 3,000 employees from coast to coast in Canada and in the United States. TSM was sold to Garda World Security in 2013. Mr. Campbell currently serves as a board member of the Young Presidents’ Organization. He serves the Board of Pathways to Education, and works on the capital committee for the Markham Stouffville Hospital. Mr. Campbell was a recipient of the Ernst & Young, Ontario Young Entrepreneur of the Year Award in 2004. He received a Community Member Award from the Toronto Police (2008) and received 2010 Canada’s Top 40 Under 40 Award. Mr. Campbell was awarded the Queen Elizabeth II Diamond Jubilee Medal for his service to the community in 2012. Mr. Campbell’s diversified business experience particularly qualifies him for service on the Company’s board.

Curt Cronin – is an expert on Leading High-Performance Teams, Former Navy SEAL. Over his 16-year-long career as a Navy SEAL, Curt Cronin deployed thirteen times and spent more than four years overseas. In that time, living and working in an environment where milliseconds made the difference between life and death and winning and losing, he honed his talent as a catalyst for transformation and rose to eventually lead the nation’s premier SEAL assault force. As a SEAL leader, he maximized his team’s effectiveness by forging unique and unlikely alliances. He transformed an offensive unit of Navy SEALs into a defensive Presidential protection unit in the midst of combat and single-handedly created the model for multi-disciplinary counter-terrorism operations out of a widely disparate patchwork of organizations as part of an Embassy team in the Middle East. Curt’s experiences as a SEAL reinforced his fundamental belief that the competitive edge for any organization in the information age is neither technology nor information, but the unparalleled power of an aligned team.

Andrew Blott - founded Quantum Capital in 2004 and led the firm’s investment in Apache Industrial Services, Don Best Sports, Skyway Canada Limited and RailCrew Express. Prior to founding Quantum, Mr. Blott was financial advisor to Borealis Capital to value, structure and underwrite Canada’s first and second “Public-to-Private-Partnership (P3)” healthcare initiatives. Previously, Mr. Blott spent ten years on Wall Street originating and structuring Leverage Buyouts, Mergers & Acquisitions and Leverage Finance transactions at firms including Credit Suisse First Boston, Salomon Smith Barney, Banc of America Securities and CIBC World Markets. Mr. Blott has completed over 30 leveraged buyouts and follow-on financings, merger, acquisitions and divestitures. His transaction experience also involved negotiating with well-known large-cap companies, such as, Phillip Morris, Nabisco and United Parcel Service to effect leverage buyouts. Mr. Blott is a Director of Apache Industrial Services, a leading provider of multi-craft industrial services to the North American process and industrial infrastructure markets; Skyway Canada Limited, an industry leading Canadian scaffolding services provider; SIR Corp, a leading Canadian casual dining restaurant chain with multiple brands including Jack Astor’s; Lone Star Texas Grill, a Texas themed Canadian restaurant chain; and RailCrew Xpress, an industry leading provider of logistics services to the US Class One railways. Mr. Blott holds officer positions and is Chairman of the Audit Committees of Apache Industrial Services, Skyway Canada, RailCrew Xpress and Lone Star Texas Grill. Mr. Blott also serves on the Real Estate Committee, Compensation Committee and Audit Committees of SIR Corp. He has been a member of the Maple Leaf Chapter of Young Presidents Organization since 2008.

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Bill Buckley - served as the Chief Executive Officer of ShawCor Ltd. from June 30, 2005 to May 1, 2014. He served as the President of ShawCor Ltd. from June 30, 2005 to September 3, 2013. He served as an Executive Vice President of Shawcor Ltd., from 1996 to July 1, 2005 and its Chief Operating Officer from December 2000 to July 1, 2005. He served as the President of Bredero Shaw Division of Shawcor Ltd. from August 2004 to April 2005. Mr. Buckley joined ShawCor in 1994 following 23 years with a leading international electrical/electronics components manufacturer, including five years as President of the Canadian and Australian operations. He has an excellent record of growth and expansion of ShawCor’s non pipe coating operations. He served as the Chairman of Electro-Federation Canada. He serves as a Member of the Supervisory Board at Sercel Holding S.A. He served as a Director of ShawCor Ltd. since August 4, 2005 until May 12, 2015. Mr. Buckley served as a Director of Hammond Power Solutions Inc. He has an ICD.D certification. Mr. Buckley holds a degree in Mechanical Engineering from the University of Toronto and an MBA from York University and has completed the AMP program at the Harvard Business School.

INFORMATION CONCERNING EXECUTIVE OFFICERS

Name	Age	Position with Registrant	Director or Officer of Registrant Since

Michael J. Gordon	59	CEO, CFO, Director	January 2004
Michael L. Bundy	37	COO, President of HighCom	March 2011
Chad Aaron Wright	35	Vice-President Operations	September 2015

Biographies of Executive Officers

Michael J. Gordon is Chief Executive Officer and Chief Financial Officer. Mr. Gordon is expected to relinquish his title in the Company and to become CEO of HighCom Armor Solutions after the Annual Stockholder Meeting. Michael Bundy serves as President and Chief Operating Officer and Chad Aaron Wright serves as Vice President of Manufacturing and Distribution, in both cases of the Company’s HighCom subsidiary. The biographies of our directors and executive officers are provided below.

Michael J. Gordon – Executive Officer and Board member since January 2004. From January 2003 to January 2011, Mr. Gordon devoted a majority of his time in the development and marketing of BlastGard, Inc. (an entity not related to our company, that had a license to a different blast mitigation technology that was different that the technology owned by our company). From April 1998 through December 2002, Mr. Gordon was Vice President and a Board member of BBJ Environmental Solutions, which conducts research on the causes of, and develops solutions to, biologically related indoor air quality problems, including research in bio-defense and emerging infectious diseases, such as Anthrax. From August 1987 through December 1997, Mr. Gordon was employed by Phoenix Information Systems Corp., where he was responsible for overseeing administrative operations, the filing of all SEC reports and documents, company news releases and public relations. Before joining Phoenix, Mr. Gordon served as Director of Legacies and Planned Giving for the American Cancer Society. Mr. Gordon received his Bachelor of Science degree from the State University of New York in 1980. Mr. Gordon’s extensive business, financial, management and leadership experience in a variety of industries and development stage enterprises particularly qualifies him for service on the Company’s Board.

Michael L. Bundy – In March 2011, Michael L. Bundy was retained as the Chief Operating Officer for BlastGard International, and is currently President and Chief Operating Officer of HighCom Security. Mr. Bundy has served as both a Director of Operations and Vice President for HighCom Security of San Francisco from January 2006 through October 2010, where he was responsible for the daily management of operations and logistics. Mr. Bundy will be tasked with overseeing the operational and compliance processes for the combined companies. From March 2000 through January 2005, Mr. Bundy was the President and Managing Member of Castle Logistics, LLC. Castle provided full service transportation intermediary and freight brokerage services for both small and large businesses. Through Castle, Mr. Bundy played a strategic role in helping to develop and implement supply chain management processes and policies to help support the delivery of both raw/finished goods for a number of large publicly traded companies such as; Wal-Mart, Home Depot, Target, K-Mart, Lowes, Sears, Coors Brewing, Pepsi Bottling Group, and several others. Mr. Bundy is currently in the process of earning his BS in Business Management and looks forward to completing his MBA in Organizational leadership, both through Colorado State University. Mr. Bundy also holds several unique and critical certifications with regards to his new position with our company, these include; “TIA Certified Transportation Broker”, “Certified RABQSA Quality Lead Auditor”, and most importantly, he has been recognized by the International Import Export Institute as a “Certified U.S. Export Compliance Officer as 2010”.

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Chad Aaron Wright - On September 1, 2015, the Board of Directors elected Chad Wright as Vice President of Manufacturing and Distribution. Mr. Wright oversees our manufacturing and distribution operations in Columbus Ohio as well as our research and development programs. Mr. Wright has earned a tremendous reputation in the industry over the past decade working for some of the most successful armor guru’s and companies in business today. From 2002 to 2008, Mr. Wright worked for Composix Company located in Newark OH, producing specialized vehicle parts and fuel tanks for military equipment. In 2004, Mr. Wright became the General Production Manager, overseeing day to day operations in production areas, in addition to setting up internal QMS, inventory, ISO implementation, shipping & receiving, logistics of freight and machinery, inventory management, etc. as well as overseeing all testing and evaluation of contracted equipment at off-site testing facilities. Mr. Wright’s R&D team designed, developed, and tested multiple armor applications for vehicle, body armor and various other armor applications. In 2008 and 2009, Mr. Wright worked for Tencate Advanced Armor. As their ballistics lab manager, Mr. Wright’s duties were working with the QC, testing various lot samples from in house production of ballistic fabrics, in addition to R&D projects to develop armor systems and test plans. In 2009, Mr. Wright joined HighCom Security, where Mr. Wright performed similar R&D and Ballistic Lab duties. Mr. Wright specifically helped establish an R&D area to effectively carry out corporate tasks that would comply to the ISO 9001 standards. In 2011, Mr. Wright took over as General Plant/Production Manager where he established HighCom’s Columbus Production Facility and is currently Vice President of Manufacturing. Mr. Wright oversees all operations within the Columbus facility, including but not limited to: production, shipping & receiving, order fulfilment, R&D, ballistic lab, quality control, employees, purchasing, NIJ documentation, third party lab testing, FIT Audits, ballistic data reports, compliant model build sheets, cost control on materials and facility, effective lean production methods, and maintaining our ISO/BA9000 certification as a manufacturer of high quality, cost effective protective armor that meets and exceeds industry standards.

Proposed New Officers of the Company

Subsequent to the Annual Meeting, the following persons are anticipated to become executive officers of the Company.

Name	Age	Position with Registrant

Craig B. Campbell	40	President, CEO
Francis Michaud	41	CFO
Greg Sullivan	40	Chief Commercial Officrr
Mark Wires	45	Corporate development

Craig B. Campbell – For a description of his biographical information, see biographical information under “Board Nominees.”

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Francis Michaud – Mr. Michaud is a bilingual finance executive with proven track record of achievements in demanding environments and financially challenging times. Mr. Michaud demonstrated continuous success in delivering results, building high impact teams, building strategic alliances with cross-functional leaders, and streamlining/standardizing processes to enhance productivity and profitability. Mr. Michaud began career in public accounting with Deloitte and Touche LLP in performing audit, compliance, and special engagements in a wide variety of industries, including: Real Estate, Financial Institutions, Healthcare, Service Industry, Manufacturing, Retail, Education, IT, Automotive, Non-For-Profit. Subsequently, Mr. Michaud transitioned to positions in the regulatory environment of investment and mutual fund dealers. His prior experience also includes a number of senior roles in finance at Home Depot Canada including rebuilding and managing the Internal Audit Department, managing the Financial Planning and Analysis Department before joining the Merchandising Finance Team. Most recently CFO and VP of Corporate Administration at Total Security Management and CFO of Resilience Capital. Mr. Michaud holds the designation of Charter Public Accountant / Certified General Accountant and a B.Comm (honors) degree from Queens University School of Business.

Greg Sullivan – Mr. Sullivan spent more than 20 years serving in Law Enforcement working his way up to Senior Management levels. During his tenure in Law Enforcement he worked in numerous areas of Investigative and Administrative Policing, compiling diverse and broad based skill sets. He Managed Units specializing in Criminal Investigations, Internal Compliance, Problem Oriented Community Policing, Risk Management, Tactical Operations and Front Line Operations. For six years, Mr. Sullivan served as President and CEO of SDI Inc., a Washington, DC based Defense Technology Company specializing in the development and manufacture of less lethal munitions. He also serves as president for PAMI Consulting, which offers consulting to Law Enforcement, Military and Private Industry. Mr. Sullivan has accumulated widespread Global contacts in the field and has built an intimate knowledge of the needs, concerns and decision-making factors that impact the Public sector. Mr. Sullivan graduated from College in Law and Security Administration and is completing his Business Administration degree. In addition, Mr. Sullivan has graduated from numerous Leadership and senior management courses including the prestigious Bay Area Leadership Course, which is a yearlong study for selected individuals from the Public, Private and non-profit industries. Mr. Sullivan has developed several products in the Law Enforcement technology field and currently has two US Patents pending.

Mark Wires – Mr. Wires has spent the last 2 years as VP Corporate Development at Resilience Capital. During that time, he has focused on transaction sourcing and assessment, corporate strategy and industry analysis, with a particular focus on the global security industry. In addition, Mr. Wires works very closely with the senior management teams of a number of portfolio companies. Mr. Wires also served as interim COO during a management transition of a Resilience Capital owned business. Prior to joining Resilience Capital Mr. Wires spent several years at a commercial litigation practice in Toronto. He also built and monetized a sports education and tourism business and spent four years as a minor pro hockey player in North America and Europe. Mr. Wires holds an undergraduate degree from Bowling Green State University and an MBA and JD from Bond University in Australia. He is also a member of the Law Society of Upper Canada.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Board Independence

Our board of directors has determined that Andrew Blott and Bill Buckley are each an independent director and a financial expert as those terms are defined below. Mr. Cronin is an independent director.

Under the National Association of Securities Dealers Automated Quotations (“NASDAQ”) definition, an “independent director means a person other than an officer or employee of the Company or its subsidiaries or any other individuals having a relationship that, in the opinion of the Company’ board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of the director. The board’s discretion in determining director independence is not completely unfettered.” Further, under the NASDAQ definition, an independent director is a person who (1) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years), employed by the company; (2) has not (or whose immediate family members have not) been paid more than $60,000 during the current or past three fiscal years; (3) has not (or whose immediately family has not) been a partner in or controlling shareholder or executive officer of an organization which the company made, or from which the company received, payments in excess of the greater of $200,000 or 5% of that organizations consolidated gross revenues, in any of the most recent three fiscal years; (4) has not (or whose immediate family members have not), over the past three years been employed as an executive officer of a company in which an executive officer of BlastGard has served on that company’s compensation committee; or (5) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years) a partner of BlastGard’s outside auditor. The term “Financial Expert” is defined as a person who has the following attributes: an understanding of generally accepted accounting principles and financial statements; has the ability to assess the general application of such principals in connection with the accounting for estimates, accruals and reserves; experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; an understanding of internal controls and procedures for financial reporting; and an understanding of audit committee functions.

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Policy Governing Security Holder Communications with the Board of Directors

Security holders who wish to communicate directly with the Board, the independent directors of the Board or any individual member of the Board may do so by sending such communication by certified mail addressed to the Chairman of the Board, the entire Board of Directors, to the independent directors as a group or to the individual director or directors, in each case, c/o Secretary, BlastGard, Inc., 2901 E. 4th Avenue, Unit J, Columbus, OH 43219. The Secretary reviews any such security holder communication and forwards relevant communications to the addressee.

Corporate Governance

Our business, property and affairs are managed by, or under the direction of, our Board, in accordance with the General Corporation Law of the State of Colorado and our By-Laws. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other key members of management, by reviewing materials provided to them by management.

We continue to review our corporate governance policies and practices by comparing our policies and practices with those suggested by various groups or authorities active in evaluating or setting best practices for corporate governance of public companies. Based on this review, we have adopted, and will continue to adopt, changes that the Board believes are the appropriate corporate governance policies and practices for our Company. We have adopted changes and will continue to adopt changes, as appropriate, to comply with the Sarbanes-Oxley Act of 2002 and subsequent rule changes made by the SEC and any applicable securities exchange.

Director Qualifications and Diversity

The board seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the board’s deliberations and decisions. Candidates shall have substantial experience with one or more publicly traded companies or shall have achieved a high level of distinction in their chosen fields. The board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in the defense, sales and marketing and capital market industries.

In evaluating nominations to the Board of Directors, our Board also looks for certain personal attributes, such as integrity, ability and willingness to apply sound and independent business judgment, comprehensive understanding of a director’s role in corporate governance, availability for meetings and consultation on Company matters, and the willingness to assume and carry out fiduciary responsibilities. Qualified candidates for membership on the Board will be considered without regard to race, color, religion, sex, ancestry, national origin or disability.

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Risk Oversight

Enterprise risks are identified and prioritized by management and each prioritized risk is assigned to a board committee or the full board for oversight as follows:

●	Full Board - Risks and exposures associated with corporate governance, and management and director succession planning, strategic, financial and execution risks and other current matters that may present material risk to our operations, plans, prospects or reputation.

●	Audit Committee - Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies, investment guidelines and credit and liquidity matters.

●	Compensation Committee - Risks and exposures associated with leadership assessment, and compensation programs and arrangements, including incentive plans.

Board Leadership Structure

The Chairman of the Board presides at all meetings of the Board. The Chairman is appointed on an annual basis by at least a majority vote of the remaining directors. Currently, the office of Chairman of the Board is held by Paul Sparkes. The Board believes that the separation of the offices of the Chairman of the Board and Chief Executive Officer is in the best interests of the Company.

Review of Risks Arising from Compensation Policies and Practices

We have reviewed our compensation policies and practices for all employees and concluded that any risks arising from our policies and practices are not reasonably likely to have a material adverse effect on the Company.

Code of Ethics

In May 2017, the Board of Directors established a new written code of ethics that applies to our senior executive and financial officers. A copy of the code of ethics is posted on our website at www.blastgardintl.com and/or may be obtained by any person, without charge, who sends a written request to HighCom Global Security, Inc., c/o Investor Relations, 2901 E. 4th Avenue, Unit J, Columbus, OH 43219.

COMMITTEES

We have no nominating committee of the Board of Directors or committees performing similar functions. In February 2006, we established a Compensation Committee and Audit Committee and in March 2007, we established a Management Committee.

Compensation Committee

In March 2007, our Board of Directors established a Compensation Committee and adopted a written charter. Our Compensation Committee currently consists of Paul Sparkes as Chairman. Two Board nominees are expected to be added to the Compensation Committee after the Annual Stockholder Meeting. Our Compensation Committee has such powers and functions as may be assigned to it by the Board of Directors from time to time; however, such functions shall, at a minimum, include the following:

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●	to review and approve corporate goals and objectives relevant to senior executive compensation, evaluate senior executive performance in light of those goals and objectives, and to set the senior executive compensation levels based on this evaluation;

●	to approve employment contracts of its officers and employees and consulting contracts of other persons;

●	to make recommendations to the Board with respect to incentive compensation plans and equity-based plans, including, without limitation, the Company’s stock options plans; and

●	to administer the Company’s stock option plans and grant stock options or other awards pursuant to such plans.

During fiscal 2016 and 2015, the Compensation Committee had one meeting in 2016.

Management Committee

In March 2007, our Board of Directors established a Management Committee and adopted a written charter. The current members of our Management Committee consist of Paul Sparkes. Two Board nominees are expected to be added to the Management Committee after the Annual Stockholder Meeting. The charter includes, among other things, the following responsibilities of the Management Committee:

●	Administer the business of the Corporation and generally supervise its day-to-day activities.

●	Control and manage the funds and other property of the Corporation and have general oversight of business matters affecting the Corporation, consistent with the strategic directions established by the Board of Directors.

●	Designate banks to be used as depositories of Corporation funds, upon the recommendation of the auditors and approval by the Board.

●	Review the budget as submitted by the CFO and submit its recommendations to the Board for approval.

●	Make recommendations concerning the Corporation’s fiscal structure, resource allocations and other financial matters to the Board.

●	Make recommendations to the Board on the appointment of Corporate Executives.

●	Undertake any other duties as may be assigned from time to time by the Board.

During fiscal 2016 and 2015, the Management Committee had one meeting in 2016.

Audit Committee

After the Stockholder Meeting, Andrew Blott, Bill Buckley and Curt Cronin will be selected to the audit Committee. All three Board nominees will be “independent directors” and Messrs. Blott and Buckley will be a “financial expert.” Under the National Association of Securities Dealers Automated Quotations (“NASDAQ”) definition, an “independent director means a person other than an officer or employee of the Company or its subsidiaries or any other individuals having a relationship that, in the opinion of the Company’ board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of the director. The board’s discretion in determining director independence is not completely unfettered.” Further, under the NASDAQ definition, an independent director is a person who (1) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years), employed by the company; (2) has not (or whose immediate family members have not) been paid more than $60,000 during the current or past three fiscal years; (3) has not (or whose immediately family has not) been a partner in or controlling shareholder or executive officer of an organization which the company made, or from which the company received, payments in excess of the greater of $200,000 or 5% of that organizations consolidated gross revenues, in any of the most recent three fiscal years; (4) has not (or whose immediate family members have not), over the past three years been employed as an executive officer of a company in which an executive officer of the Companyhas served on that company’s compensation committee; or (5) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years) a partner of the Company’s outside auditor. The term “Financial Expert” is defined as a person who has the following attributes: an understanding of generally accepted accounting principles and financial statements; has the ability to assess the general application of such principals in connection with the accounting for estimates, accruals and reserves; experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; an understanding of internal controls and procedures for financial reporting; and an understanding of audit committee functions.

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Effective February 16, 2006, the Board adopted a written charter for an Audit Committee. The charter includes, among other things:

●	annually reviewing and reassessing the adequacy of the committee’s formal charter;

●	reviewing the annual audited financial statements with the Company’s management and its independent auditors and the adequacy of its internal accounting controls;

●	reviewing analyses prepared by the Company’s management and independent auditors concerning significant financial reporting issues and judgments made in connection with the preparation of its financial statements;

●	being directly responsible for the appointment, compensation and oversight of the independent auditor, which shall report directly to the Audit Committee, including resolution of disagreements between management and the auditors regarding financial reporting for the purpose of preparing or issuing an audit report or related work;

●	reviewing the independence of the independent auditors;

●	reviewing the Company’s auditing and accounting principles and practices with the independent auditors and reviewing major changes to its auditing and accounting principles and practices as suggested by the independent auditor or its management;

●	reviewing all related party transactions on an ongoing basis for potential conflict of interest situations; and

●	all responsibilities given to the Audit Committee by virtue of the Sarbanes-Oxley Act of 2002 (which was signed into law by President George W. Bush on July 30, 2002) and all amendments thereto.

●	reviewing required PCAOB auditor communications.

During fiscal 2016 and 2015, the audit committee, which consisted of former directors, Paul Henry and Keith Brill, reviewed the annual audit and quarterly information before filings were made and issued such filings with management and the external auditors. During each of 2016 and 2015, the Audit Committee met for times annually.

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Nominating Committee

The Board does not currently have a nominating committee, although it is anticipated that a nominating committee will be established in the future.

The policy of the Board is to consider properly submitted stockholder nominations for candidates for membership on the Board as described below in the section entitled “Identifying and Evaluating Nominees for Directors” and in our Bylaws. In evaluating such nominations, the Board will address the membership criteria set forth below in the section entitled “Director Qualifications”. Any stockholder nominations proposed for consideration by the Board should include the nominee’s name and qualifications for membership on the Board and other information in accordance with the Company’s Bylaws and should be addressed to:

HighCom Global Security, Inc.

2901 E. 4th Avenue, Unit J

Columbus, OH 43219

Attn: Michael J. Gordon, Chief Executive Officer

Director Qualifications

New members of the Board should possess certain core competencies, some of which may include broad experience in business, finance or administration, familiarity with national and international business matters, and familiarity with the defense and law enforcement industries. In addition to having one or more of these core competencies, members of the Board are identified and considered on the basis of knowledge, experience, integrity, diversity, leadership, reputation, and ability to understand our business.

Identifying and Evaluating Nominees for the Board

The Board utilizes a variety of methods for identifying and evaluating nominees for the Board. However, there are no specific minimum qualifications that the Board requires to be met by a director nominee recommended for a position on the Board, nor are there any specific qualities or skills that are necessary for one or more of our Board to possess, other than as are necessary to meet any requirements under rules and regulations applicable to us. Although the Board does not have a specific policy with respect to the diversity, the Board considers the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness. The Board has the duty of regularly assessing the composition of the Board, including the size of the Board, diversity, age, skills and experience in the context of the needs of the Board. In addition, the Board also has the duty of identifying individuals qualified to become members of the Board. Candidates may come to the attention of the Board through current members of the Board, professional search firms, stockholders or other persons. These candidates will be evaluated by the Board and may be considered at any point during the year. As described above, the Board will consider properly submitted stockholder nominations for candidates for the Board. Following verification of the stockholder status of persons proposing candidates, recommendations will be aggregated and considered by the Board. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials will be forwarded to the Board. We have previously, and we may in the future, review materials provided by professional search firms or other parties to identify, evaluate and recruit potential director nominees who are not proposed by a stockholder. In addition, a professional search firm may be used to make initial contact with potential candidates to assess, among other things, their availability, fit and major strengths.

Communications with the Board

Stockholders may communicate with the Company by writing to: HighCom Global Security, Inc., Attention: Corporate Secretary, 2901 E. 4th Avenue, Unit J, Columbus, OH 43219. Communications received from stockholders are forwarded directly to the Board, or to any individual member or members, as appropriate, depending on the facts and circumstances outlined in the communication. The Board has authorized the Chief Executive Officer of the Company to exclude communications that are patently unrelated to the duties and responsibilities of the Board, such as spam, junk mail and mass mailings. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out by the Secretary pursuant to the policy will be made available to any non-management director upon request.

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Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “Commission”). Officers, directors and greater than ten percent stockholders are required by the Commission’s regulations to furnish us with copies of all Section 16(a) forms they file. During fiscal 2016, management is not aware of any late filings by officers, directors and/or greater than 10% stockholders.

Executive Compensation.

Summary Compensation Table

The following table sets forth the overall compensation earned over the fiscal year ended December 31, 2016 and 2015 by (1) each person who served as the principal executive officer of the Company during fiscal year 2015; and (2) the Company’s most highly compensated (up to a maximum of two) executive officers as of December 31, 2016 with compensation during fiscal year 2016 of $100,000 or more.

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)	Stock Awards	Warrant/ Options Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (2) (3)	Total ($)
Michael Bundy,	2015	$125,000	(4)	$85,402	-0-	-0-	-0-	-0-	-0-	$210,402
COO	2016	$125,000	(4)	$94,610	-0-	-0-	-0-	-0-	-0-	$219,610

Chad Wright,	2015	$63,000	(4)	$42,701	-0-	-0-	-0-	-0-	-0-	$105,701
VP	2016	$79,000	(4)	$47,305	-0-	-0-	-0-	-0-	-0-	$126,305

Michael J. Gordon,	2015	$125,000	(4)	$85,402	-0-	-0-	-0-	-0-	$42,650-	$253,052
CEO/CFO	2016	$125,000	(4)	$94,610	-0-	-0-	-0-	-0-	-0-	$219,610

(1)	The options and restricted stock awards presented in this table reflect the full fair value as of the date of grant. However, the accompanying financial statements reflect the dollar amount expensed by the company during applicable fiscal year for financial statement reporting purposes pursuant to guidance issued by the FASB. Such guidance requires the company to determine the overall value of the stock awards and options as of the date of grant. The stock awards are valued based on the fair market value of such shares on the date of grant and are charged to compensation expense over the related vesting period. The options are valued at the date of grant based upon the Black-Scholes method of valuation, which is expensed over the service period over which the options become vested. As a general rule, for time-in-service-based options, the company will immediately expense any option or portion thereof which is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the option. For a description of the guidance issued by the FASB and the assumptions used in determining the value of the options under the Black-Scholes model of valuation, see the notes to the consolidated financial statements included with this Form 10-K.

(2)	Includes all other compensation not reported in the preceding columns, including (i) perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is less than $10,000; (ii) any “gross-ups” or other amounts reimbursed during the fiscal year for the payment of taxes; (iii) discounts from market price with respect to securities purchased from the company except to the extent available generally to all security holders or to all salaried employees; (iv) any amounts paid or accrued in connection with any termination (including without limitation through retirement, resignation, severance or constructive termination, including change of responsibilities) or change in control; (v) contributions to vested and unvested defined contribution plans; (vi) any insurance premiums paid by, or on behalf of, the company relating to life insurance for the benefit of the named executive officer; and (vii) any dividends or other earnings paid on stock or option awards that are not factored into the grant date fair value required to be reported in a preceding column.

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(3)	Includes compensation for service as a director described under Director Compensation, below.

(4)	Salary includes commissions and accrued cash compensation. The salary paid to all key employees in 2015 and 2016 included commissions based on total quarterly sales.

Conversion of certain outstanding notes

On March 8, 2011, BlastGard’s Board of Directors ratified, adopted and approved that James F. Gordon’s accrued salary of $160,000 (20 months at $8,000 per month covering May-December 2009, January-October 2010 and January-February 2011); Michael J. Gordon’s accrued salary of $160,000 (20 months at $8,000 per month covering May-December 2009, January-October 2010 and January-February 2011); and Morse & Morse, PLLC’s accrued legal bill of $67,025. be converted into a Convertible Non-Interest Bearing Demand Note, convertible into Common Shares of BlastGard at $.05 per share at the Noteholder(s) discretion. On May 3, 2011, BlastGard’s Board of Directors ratified, adopted and approved $100,000 in additional compensation to Michael J. Gordon as CEO, of which $50,000 be converted into a Convertible Non-Interest Bearing Demand Note, convertible into Common Shares of BlastGard at $.05 per share at the Noteholder(s) discretion and $50,000 issued in Common Stock at $.05 per share. On November 11, 2013, the Board of Directors approved the lowering the conversion price from $.05 per share to $.01 per share on these Notes. In January 2016, James F. Gordon converted $80,000 of his accrued salary into the Company’s Common Stock at a conversion price of $.01 per share. In January 2016, Michael J. Gordon converted his accrued salary of $160,000 into the Company’s Common Stock at a conversion price of $.01 per share. In January 2016, persons associated with Morse & Morse, PLLC converted an aggregate of $160,000 of the outstanding convertible notes at a conversion price of $.01 per share.

For a description of the material terms of each named executive officers’ employment agreement, including, without limitation, the terms of any common share purchase option grants, any agreement, plan or other arrangement that provides for any payment to a named executive officer in connection with his or her resignation, retirement or other termination, or a change in control of the company see “Employment Agreements”.

None of the outstanding common share purchase options or other equity-based awards granted to or held by any named executive officer in 2016 (except for the convertible notes described above) were re-priced or otherwise materially modified, including extension of exercise periods, the change of vesting or forfeiture conditions, the change or elimination of applicable performance criteria, or the change of the bases upon which returns are determined, nor was there any waiver or modification of any specified performance target, goal or condition to payout.

Executive Officer Outstanding Equity Awards At Fiscal Year-End

The following table provides certain information concerning any common share purchase options, stock awards or equity incentive plan awards held by each of our named executive officers that were outstanding as of December 31, 2016.

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	Option Awards					Stock Awards
Name	Number of Securities Under- lying Unexer- cised Options(#) Exercis-able	Number of Securities Underlying Unexercised Options(#) Unexer-cisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexer-cised Unearned Options (#)	Option Exer-cise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Michael Bundy	10,000,000	0	0	$0.01	11/11/2023	2,000,000	0	0	0
	10,000,000	0	0	$.009	08/30/2025	3,750,000	0	0	0

Michael Gordon	500,000	0	0	$0.01	03/24/2019	0	0	0	0
	10,000,000	0	0	$0.01	11/11/2023	2,000,000	0	0	0
	750,000	0	0	$0.01	03/09/2020	0	0	0
	10,000,000	0	0	$.009	08/30/2025	3,750,000	0	0	0

Chad Wright	5,000,000	0	0	$0.01	11/11/2023	1,000,000	0	0	0
	5,000,000	0	0	$.009	08/30/2025	1,875,000	0	0	0

Employment Agreements

Effective May 1, 2011, the Company entered into an employment agreement with Michael Bundy with base monthly salary of $7,500 which increased to $9,583.33 per month in December 2011 and to $10,416.67 per month in January 2013. Mr. Bundy’s agreement terminated on December 31, 2015 and said agreement automatically renews for an additional one year period, unless either party terminates the renewal on or before November 1st of each year. Mr. Gordon has convertible notes outstanding in the principal amount of $180,000 which are convertible at $.01 per share. These notes represent accrued salaries and unpaid bonuses from prior years’ unpaid compensation. See “Item 13.”

On September 1, 2015, the Company entered into one-year employment agreements with Michael Gordon, its Chief Executive Officer, and Michael Bundy, its President and Chief Operating Officer. Each agreement automatically renews after the expiration of the initial term (and yearly thereafter) for a period of one year unless either party gives the other party written notice, at least 90 days prior to the end of the then existing term that the employment is to terminate. Messrs. Gordon and Bundy receive an annual salary of $125,000 plus a 1.2% quarterly bonus on HighCom sales. Each officer also received options to purchase 10 million shares of the Company’s Common Stock exercisable at $.009 per share from the date of vesting over a period of up to ten years. Of the 10 million options, 5 million are immediately vested and the balance of the options vest over a period of four additional years. Messrs. Gordon’s and Bundy’s employment agreements can be terminated without cause only by giving 90 days prior notice as described above. If terminated without cause, employee is entitled to full compensation during the instant, pending term. In the event employee is terminated for cause as defined in the agreement or due to the death of the employee, such employee will be paid his compensation through the termination date of his employment. Messrs. Gordon and Bundy are bound by an agreement not to compete during the term of their employment agreement and for a period of one year after the expiration of their respective employment agreements.

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On September 1, 2015, the Company entered into an employment agreement with Chad Wright to serve as the Company’s Vice President of Manufacturing and Distribution. Mr. Wright’s agreement is for a term of one year and automatically renews after the expiration of the initial term (and yearly thereafter) for a period of one year unless either party gives the other party written notice, at least 90 days prior to the end of the then existing term that the employment is to terminate. Mr. Wright receives an annual salary of $63,000 plus a .06% quarterly bonus on HighCom sales. In May 2016, Mr. Wright’s salary was increased to an annual salary of $87,000. Mr. Wright received options to purchase 5 million shares of the Company’s Stock exercisable at $.009 per share from the date of vesting over a period of up to ten years. Of the 5 million options, 2.5 million are immediately vested and the balance of the options vest over a period of four additional years. Mr. Wright’s employment agreement can be terminated without cause only by giving 90 days prior notice as described above. If terminated without cause, employee is entitled to full compensation during the instant, pending term. In the event employee is terminated for cause as defined in the agreement or due to the death of the employee, such employee will be paid his compensation through the termination date of his employment. Mr. Wright is bound by an agreement not to compete during the term of his employment agreement and for a period of one year after the expiration of his employment agreement.

Review of Risks Arising from Compensation Policies and Practices

We have reviewed our compensation policies and practices for all employees and concluded that any risks arising from our policies and practices are not reasonably likely to have a material adverse effect on the Company.

DIRECTOR COMPENSATION

Consulting Agreement with Paul Sparkes

On September 1, 2015, the Company entered into a consulting agreement with Paul Sparkes who agreed to serve as the Company’s non-executive Chairman of the Board of the Company. Mr. Sparkes shall receive compensation at a pre-determined hourly rate. Such compensation shall be paid in common stock, warrants, options or other securities as the parties may agree in writing. The term of the consulting agreement is for a term of one year and shall automatically renew on an annual basis unless either party provides written notice of intent to terminate the agreement no less than 30 days prior to the anniversary date of the execution of the agreement. Mr. Sparkes received options to purchase 1,500,000 shares of the Company’s Common Stock, all of which are immediately vested and are exercisable at $.009 per share over a term of up to three years. Mr. Sparke’s consulting agreement provides for indemnification and an agreement not to compete during the term of the consulting agreement and for a period of three years after the expiration of the consulting agreement.

Compensation

In fiscal 2015 and 2016, no cash compensation was paid to directors of the Company. Mr. Sparkes entered into a consulting agreement as described above. Options of the Company were granted to various board members in connection with their services to the Company. As of March 9, 2017, the Company has outstanding options to purchase 60,500,000 shares at prices ranging from $.009 per share to $.01 per share, of which 10,500,000 are outside the 2005 Plan. Michael Bundy owns options to purchase 20,000,000 shares. Michael J. Gordon owns options to purchase 21,250,000 shares, of which 10,500,000 are outside the 2005 Plan. Our independent directors: Paul Henry, Keith Brill and Solomon Mayer, each own options to purchase 1,250,000 shares; and Paul Sparkes has an option to purchase 1,500,000 shares. All other options outstanding were granted to persons who are not existing officers and directors of the Company.

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Summary of Director Compensation for 2016

The following table shows the overall compensation earned for the 2016 fiscal year with respect to each non-employee and non-executive director as of December 31, 2016.

Name and Principal Position	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Paul Henry Director	$0	$0	$0	$0	$0	$0	$0
Keith Brill Director	$0	$0	$0	$0	$0	$0	$0
Solomon Meyer Director	$0	$0	$0	$0	$0	$0	$0
Paul Sparkes Director	$0	$0	$0	$0	$0	$0	$0
Andrew Griffith	$0	$0	$0	$0	$0	$0	$0
David Frum	$0	$0	$0	$0	$0	$0	$0

(1)	No options and restricted stock awards were presented in this table. However, the accompanying financial statements reflect the dollar amount expensed by the company during applicable fiscal years for financial statement reporting purposes pursuant to guidance issued by the FASB. Such guidance requires the company to determine the overall value of the stock awards and options as of the date of grant. The stock awards are valued based on the fair market value of such shares on the date of grant and are charged to compensation expense over the related vesting period. The options are valued at the date of grant based upon the Black-Scholes method of valuation, which is expensed over the service period over which the options become vested. As a general rule, for time-in-service-based options, the company will immediately expense any option or portion thereof which is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the option. For a description of the guidance issued by the FASB and the assumptions used in determining the value of the options under the Black-Scholes model of valuation, see the notes to the consolidated financial statements included in the Company’s Form 10-K for its fiscal year ended December 31, 2016.

2005 Employee and Consulting Compensation Plan

On November 30, 2005, we established an Employee Benefit and Consulting Compensation Plan (the “2005 Plan”) covering 5,000,000 shares. Since stockholder approval of the 2005 Plan will not be obtained by November 30, 2006, then no Incentive Stock Options may be granted after that date under the 2005 Plan. On January 28, 2011, the board approved a resolution to increase the 2005 Plan from 5,000,000 shares to 10,000,000 shares and again on March 12, 2015, the board approved a resolution to increase the 2005 Plan from 10,000,000 shares to 50,000,000 shares. Reference is made to Item 11 of the Company’s Form 10-K for its fiscal year ended December 31, 2016 for a description of the 2005 Stock Option Plan.

PROPOSAL 2

Approval of an amendment to the Company’s articles of
incorporation to change the name of the company

The Board has approved and recommended a proposal to amend Section 1 of Article FIRST of our Articles of Incorporation to change the name of the Company to “HighCom Global Security, Inc.” See “Appendix A.”

If approved by our stockholders, we intend to file the Articles of Amendment effecting such amendment with the Secretary of State of Colorado as soon as practicable following the annual meeting, and the Articles of Amendment will be effective upon such filing, subject to any required approval by FINRA.

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Purpose of Name Change

The Board of Directors believes that the change in corporate name from BlastGard International, Inc. to HighCom Global Security, Inc. is to highlight the fact that substantially all of revenues stem from the business of our 100% owned subsidiary, HighCom, and not from the sale of BlastGard products. The new name also means that we sell products in the global security market.

New Symbol

It is anticipated that upon the effective date of the name change under the laws of the State of Colorado and approval of FINRA, a new trading symbol will be established for the Company’s Common Stock.

Vote Required for Approval

The following votes of our shareholders are required for approval of this proposal: the affirmative vote of a majority of the Company’s outstanding Common Stock present in person or represented by proxy and entitled to vote at the annual meeting.

Board Recommendation

The Board recommends that you vote “FOR” approval of the change in name of the Company to “HighCom Global Security, Inc.”

PROPOSAL NO. 3

GRANT THE BOARD OF DIRECTORS DISCRETIONARY AUTHORITY TO AMEND THE COMPANY’s articles OF INCORPORATION TO effect a reverse split of the company’s COMMON STOCK

General

In May 2017, our Board acted by unanimous written consent to adopt the RS Amendment to Article FOURTH of our Articles of Incorporation effecting a Reverse Split of our Common Stock at a ratio of not more than one-for-100 with such ratio to be determined at the sole discretion of the Board, accompanied by a decrease in the number of outstanding shares of Common Stock to 100,000,000 with such Reverse Split and change in authorized number of outstanding common shares to be effected at such time and date, if at all, as determined by the Board in its sole discretion. The Board is now asking you to approve this RS Amendment.

Effecting the Reverse Split requires that Article FOURTH of our Articles of Incorporation be amended to include a reference to the Reverse Split. The additional text added to Article FOURTH is attached as Appendix A to this Proxy Statement. If approved, the RS Amendment will be effective upon the filing of the Articles of Incorporation (or on such date and time as specified therein) in the form attached as Appendix A with the Secretary of State of the State of Colorado with such filing to occur, if at all, at the sole discretion of the Board.

If the Board determines to effect the Reverse Split, the intent is to increase the stock price of our Common Stock, which is currently trading on the OTCQB, to a level sufficiently above its current price range. The anticipated Reverse Split is not expected to be in connection with an uplisting on an Exchange or a going private transaction.

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our Common Stock. Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our Common Stock outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares of Common Stock would not be affected by the Reverse Split. The table below sets forth the number of shares of our Common Stock outstanding before and after the Reverse Split based on 366,976,178 shares of Common Stock outstanding as of the Record Date.

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	Prior to the Reverse Split	Assuming a one-for-100 Reverse Split
Aggregate Number of Shares of Common Stock	366,976,178	3,669,762

In the event that the Reverse Stock Split is effectuated, the authorized number of common shares will be reduced to 100,000,000 shares, with no change in par value of $.001 per share and no change in 1,000 shares of authorized Preferred Stock, $.0001 par value. The Reverse Stock Split with no change in par value will mean a transfer of money from stated capital to additional paid in capital. As the Reverse Stock split is expected to be at a ratio of greater than one-for-five, the additional common shares will become available to be issued by the Board of directors in its business judgment for all corporate purposes. In this respect, the remaining authorized shares of Common Stock and Preferred Stock may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, establishing strategic relationships with other companies and expanding our business through the acquisition of other businesses or products. We do not currently have any plans, proposals or arrangements to issue any of the newly available authorized shares that result from the Reverse Split for any purposes.

The Reverse Split is not part of a broader plan to take us private.

Reasons for the Reverse Split

The Board of Director’s primary objective in proposing the Reverse Split is to enable the Board to raise the per share trading price of our Common Stock, which is currently trading on the OTCQB. Our Board also has confidence that the Reverse Split and any resulting increase in the per share price of our Common Stock should enhance the acceptability and marketability of our Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock, although we have not been told by them that is the reason for not investing in our Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock.

We cannot assure you that the Board will ultimately determine to effect the Reverse Split or if effected, that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split the market price of our Common Stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our Common Stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split.

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Potential Disadvantages of the Reverse Split

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our Common Stock by up to a factor of one hundred. We cannot assure you, however, that the Reverse Split will accomplish the market price objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of Common Stock will increase the market price of our Common Stock, we cannot assure you that the Reverse Split will increase the market price of our Common Stock by an equivalent multiple, or result in any permanent increase in the market price of our Common Stock. The price of our Common Stock is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our stock capitalization will be reduced, perhaps significantly.

The number of shares held by each individual stockholder would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. This has a disadvantage inasmuch as the transaction costs to stockholders selling “odd lots” are typically higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

Although our Board believes that the decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Effecting the Reverse Split

Upon receipt of stockholder approval for the RS Amendment, if our Board concludes that it is in the best interests of our Company and our stockholders to effect the Reverse Split, the RS Amendment will be filed with the Secretary of State of the State of Colorado. The actual timing of the filing of the Amendment with the Secretary of State of the State of Colorado to effect the Reverse Split will be determined by our Board. In addition, if for any reason our Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Amendment, without further action by our stockholders. The Reverse Split will be effective as of the date of filing with the Secretary of State of the State of Colorado or at such time and date as specified in the Articles of Amendment (the “Effective Time”).

Upon the filing of the RS Amendment, without further action on our part or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of Common Stock based on a Reverse Split ratio as determined by the Board. For example, if you presently hold 300 shares of our Common Stock, you would hold three shares of our Common Stock following the Reverse Split if the ratio is one-for-100.

Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Split is implemented, the number of shares our Common Stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Common Stock owned by each stockholder will remain unchanged except for any de minimus change resulting from rounding up to the nearest number of whole shares so that we are not obligated to issue cash in lieu of any fractional shares that such stockholder would have received as a result of the Reverse Split. The number of shares of our Common Stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

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	Prior to the Reverse Split	Assuming a one-for-100 Reverse Split
Warrants
Options

Effect on Registration and Stock Trading

Our Common Stock is currently registered under Section 12(g) of the Exchange Act and we are subject to the periodic reporting and other requirements of the Exchange Act.

Fractional Shares; Exchange of Stock Certificates

Our Board does not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of Common Stock they hold before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of Common Stock as rounded up to the nearest whole share. For example, if a stockholder holds 150.25 shares of Common Stock following the Reverse Split, that stockholder will receive a certificate representing 151 shares of Common Stock. No stockholders will receive cash in lieu of fractional shares.

As of the Record Date, we had ____ holders of record of our Common Stock (although we have significantly more beneficial holders). We do not expect the Reverse Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares only by sending Corporate Stock Transfer, as the exchange agent, the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s).

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees. Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Authorized Shares

If and when our Board elects to effect the Reverse Split, the authorized number of shares of our Common Stock will decrease to 100,000,000 shares, $.001 par value. Accordingly, there is no anticipation that the reduction in the number of authorized shares of our Common Stock will be in proportion to the Reverse Split ratio. As a result, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will likely decrease and the additional authorized shares of Common Stock will be available for issuance at such times and for such purposes as our Board may deem advisable without further action by our stockholders, except as required by applicable laws and regulations.

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The Reverse Split will have no effect on our authorized preferred stock.

In accordance with our Articles of Incorporation and Colorado law, our shareholders do not have any preemptive rights to purchase or subscribe for any of our unissued or treasury shares.

Anti-Takeover and Dilutive Effects

The purpose of reducing our authorized Common Stock to 100,000,000 after the Reverse Split is to facilitate our ability to raise additional capital to support our operations, not to establish any barriers to a change of control or acquisition of our Company. The shares of Common Stock that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private refinancings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Reverse Split would give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the rules of the Exchanges. The Reverse Split is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued Common Stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

In addition, the issuance of additional shares of Common Stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding Common Stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in us. Holders of our Common Stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

Accounting Consequences

As of the Effective Time, the stated capital attributable to Common Stock on our balance sheet will be lowered and additional paid in capital will be increased by the effect of the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of our Common Stock outstanding.

Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our Common Stock. This summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons that may be subject to special treatment under U.S. federal income tax law or persons that do not hold our Common Stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

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If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

Vote Required for Approval

The following votes of our shareholders are required for approval of this proposal: the affirmative vote of a majority of the Company’s outstanding Common Stock present in person or represented by proxy and entitled to vote at the annual meeting.

Board Recommendation

The Board recommends that you vote “For” approval of the Amendment to the Articles of Incorporation set forth in Appendix A.

PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO THE COMPAMY’S ARTICLES OF INCORPORATION
TO PERMIT ACTIONS TO BE TAKEN BY STOCKHOLDERS BY WRITTEN CONSENT BY
THE REQUIRED MINIMUM NUMBER OF VOTES REQUIRED BY COLORADO STATUTES
RATHER THAN UNANIMOUS WRITTEN CONSENT

The Board has approved and recommended to stockholders that they consider and vote upon a proposal to file an Amendment to the Articles of Incorporation to permit the Company to hold meetings by action without a meeting in accordance with Section 7-107-104(1)(b) of Title 7 of the Colorado Revised Statutes in order to permit the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing. To effectuate Proposal No. 4, Management has included “Appendix A” to establish Article Seventeen to the Articles of Incorporation to read as set forth therein. If approved by our stockholders, we intend to file the Articles of amendment effecting such amendment with the Secretary of State of the State of Colorado as soon as practicable after the Annual Meeting and the Articles of Amendment will be effective upon filing.

Purpose of amendment

To permit action to be taken by written consent of our stockholders if not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all of the shares entitled to vote were present and voted consent to such action in writing. As the Company is a publicly traded corporation, the consent requirement of unanimous written consent as required by Colorado law is not practicable. Management believes that consents in writing in lieu of a meeting can achieve considerable cost savings in the future.

Vote Required for Approval

The following votes of our shareholders are required for approval of this proposal: the affirmative vote of a majority of the Company’s outstanding Common Stock present in person or represented by proxy and entitled to vote at the annual meeting.

Board Recommendation

The Board recommends that you vote “For” approval of the Amendment to the Articles of Incorporation set forth in Appendix A.

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PROPOSAL NO. 5

TO CONSIDER AND VOTE UPON A PROPOSAL TO TRANSFER All OF THE

BLASTGARD TANTGIBLE AND INTANGIBLE ASSETS TO

THE COMPANY’S WHOLLY-OWNED FLORIDA SUBSIDIARY

The Board has approved and recommended to stockholders that they consider and vote upon a proposal to transfer all BlastGard tangible and intangible assets excluding the assets of HighCom Armor Solutions from the parent corporation to its wholly-owned Florida subsidiary, BlastGard Technologies, Inc.

Purpose of amendment

Following the approval of each of the Proposals presented herein, the parent corporation, which will be named HighCom Global Security, Inc., will be a holding corporation with two operating subsidiaries, namely, HighCom Armor Solutions, Inc. and BlastGard Technologies, Inc. The purpose of the transfer of assets from parent to BlastGard Technologies, Inc. is to have all operations of the Company’s business solely in each of the subsidiaries of the parent. Also, as the parent corporation’s name is being changed from BlastGard International, Inc. to HighCom Global Security, Inc., the Board of Directors believes it would be inappropriate to keep BlastGard’s assets in the name of the parent as substantially all the consolidated revenues and allocation of assets and personnel are devoted to the operations of the parent corporation’s subsidiary, HighCom Armor Solutions, Inc.

Vote Required for Approval

The following votes of our shareholders are required for approval of this proposal: the affirmative vote of a majority of the Company’s outstanding Common Stock present in person or represented by proxy and entitled to vote at the annual meeting.

Board Recommendation

The Board recommends that you vote “For” approval of Proposal No. 5.

PROPOSAL NO. 6

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CALIFORNIA SUBSIDIARY’S

ARTICLES OF INCORPORATION TO APPROVE A CHANGE IN NAME

The Board has approved and recommended to stockholders that they consider and vote upon a proposal for the Company’s California subsidiary to file an Amendment to its Articles of Incorporation with the Secretary of State of the State of California to change the name of the subsidiary from HighCom Security, Inc. to HighCom Armor Solutions, Inc.

Purpose of amendment

It is anticipated that the change in corporate name will be attractive and informative about our Armor protection products to our present and prospective clients of HighCom Armor Solutions.

Vote Required for Approval

The following votes of our shareholders are required for approval of this proposal: the affirmative vote of a majority of the Company’s outstanding Common Stock present in person or represented by proxy and entitled to vote at the annual meeting.

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Board Recommendation

The Board recommends that you vote “For” approval of Proposal No. 6.

PROPOSAL NO. 7

APPROVAL OF 2017 EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN

In May 2017, the Board approved a 2017 Employee Benefit and Consulting Services Compensation Plan covering a maximum of up to 10,000,000 shares of post-split Common Stock.

Purpose of amendment

To permit the Company to have adequate number of shares available to attract and retain officers, directors, employees and consultants.

Description of Plan

In May 2017, the Board established an Employee Benefit and Consulting Compensation Plan (the “2017 Plan”) covering up to a maximum of up to 10,000,000 post-split shares, subject to ratification and approval by Stockholders in order to have sufficient availability of shares under the Plan to attract top tier talent to help grow the Company. The material features of the Plan are described below.

Administration

Our Board of Directors, Compensation Committee or both, in the sole discretion of our Board, will administer the 2017 Plan. The Board, subject to the provisions of the 2017 Plan, has the authority to determine and designate employees and consultants to whom awards shall be made and the terms, conditions and restrictions applicable to each award (including, but not limited to, the option price, any restriction or limitation, any vesting schedule or acceleration thereof, and any forfeiture restrictions). The Board or Compensation Committee may, in its sole discretion, accelerate the vesting of awards. Our Compensation Committee must approve all grants of Options and Stock Awards issued to our executive officers or directors.

Types of Awards

The 2017 Plan is designed to enable us to offer certain officers, employees, directors and consultants of us and our subsidiaries equity interests in us and other incentive awards in order to attract, retain and reward such individuals and to strengthen the mutuality of interests between such individuals and our stockholders. In furtherance of this purpose, the 2017 Plan contains provisions for granting incentive and non-statutory stock options and Common Stock Awards.

STOCK OPTIONS. A “stock option” is a contractual right to purchase a number of shares of Common Stock at a price determined on the date the option is granted. The option price per share of Common Stock purchasable upon exercise of a stock option and the time or times at which such options shall be exercisable shall be determined by the Board at the time of grant. Such option price shall not be less than 100% of the fair market value of the Common Stock on the date of grant. The option price must be paid in cash, money order, check or Common Stock of the Company. The Options (excluding Incentive Stock Options) may also contain at the time of grant, at the discretion of the Board, certain cashless exercise provisions.

Options shall be exercisable at the times and subject to the conditions determined by the Board at the date of grant, but no option may be exercisable more than ten years after the date it is granted. If the Optionee ceases to be an employee of our company for any reason other than death, any option originally granted as an Incentive Stock Option exercisable on the date of the termination of employment may be exercised for a period of thirty days or until the expiration of the stated term of the option, whichever period is shorter. In the event of the Optionee’s death, any originally granted Incentive Stock Option exercisable at the date of death may be exercised by the legal heirs of the Optionee from the date of death until the expiration of the stated term of the option or six months from the date of death, whichever event first occurs. In the event of disability of the Optionee, any originally granted Incentive Stock Options shall expire on the stated date that the Option would otherwise have expired or 12 months from the date of disability, whichever event first occurs. The termination and other provisions of a non-statutory stock option shall be fixed by the Board of Directors at the date of grant of each respective option.

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COMMON STOCK AWARD. “Common Stock Award” is shares of Common Stock that will be issued to a recipient at the end of a restriction period, if any, specified by the Board if he or she continues to be an employee, director or consultant of us. If the recipient remains an employee, director or consultant at the end of the restriction period, the applicable restrictions will lapse and we will issue a stock certificate representing such shares of Common Stock to the participant. If the recipient ceases to be an employee, director or consultant of us for any reason (including death, disability or retirement) before the end of the restriction period unless otherwise determined by the Board, the restricted stock award will be terminated.

Eligibility

The Company’s officers, employees, directors and consultants of the Company and its subsidiaries are eligible to be granted stock options, and Common Stock Awards. Eligibility shall be determined by the Board or our Compensation Committee; however, all Options and Stock Awards granted to officers and directors must be approved by our Compensation Committee.

Termination or Amendment of the 2017 Plan

The Board may at any time amend, discontinue, or terminate all or any part of the 2017 Plan, provided, however, that unless otherwise required by law, the rights of a participant may not be impaired without his or her consent, and provided that we will seek the approval of our stockholders for any amendment if such approval is necessary to comply with any applicable federal or state securities laws or rules or regulations.

Awards

The 2017 Plan will terminate and no awards may be granted after May 2027. It is not possible to predict the individuals who will receive future awards under the 2017 Plan or the number of shares of Common Stock covered by any future award because such awards are wholly within the discretion of the Board and/or our Compensation Committee, if any

As of the date of this Proxy Statement, no options or shares have been granted under the 2017 Plan and there are no known specific awards.

SHARES SUBJECT TO THE PLAN

The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the 2017 Plan is 10,000,000 post-split shares. Such shares may be either authorized and unissued shares or issued shares reacquired by the Company and held in treasury. The Plan does not limit the number of shares of Common Stock with respect to which options or Stock Awards may be granted to any individual during any calendar year, except there are limits in the case of Incentive Stock Options to those established by the Internal Revenue Code of 1986, as amended. The aggregate number of shares issuable under the 2017 Plan and the number of shares subject to options and awards to be granted under the Plan are subject to adjustment in the event of certain mergers, reorganizations, consolidations, recapitalizations, dividends (other than a regular cash dividend), stock split or other change in corporate structure affecting the Common Stock. Shares subject to options that expire, terminate or are canceled unexercised, shares of stock that have been forfeited to the Company and shares that are not issued as a result of forfeiture or termination of an award may be reissued under the Plan.

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FEDERAL TAX CONSEQUENCES

The Federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality.

INCENTIVE STOCK OPTIONS. Incentive stock options granted under the 2017 Plan are designed to qualify for the special tax treatment for incentive stock options provided for in the Internal Revenue Code (the “Code”). Under the provisions of the Code, an optionee who at all times from the date of grant until three months before the date of exercise is an employee of the Company, and who does not dispose of the shares of Common Stock obtained upon exercise of his incentive stock option for two years after the date of grant and holds those shares for at least one year after exercise, will recognize no taxable income on either the grant or exercise of such option and will recognize capital gain or loss on the sale of the shares. If such shares are held by the optionee for the required holding period, the Company will not be entitled to any tax deduction with respect to the grant or exercise of the option. If such shares are sold by the optionee prior to the expiration of the holding periods described above, the optionee will recognize ordinary income upon such disposition. Upon the exercise of an incentive stock option, the optionee will incur an item of tax preference equal to the excess of the fair market value of the shares at the time of exercise over the exercise price, which may subject the optionee to the alternative minimum tax.

NON-QUALIFIED OPTIONS. Under present Treasury regulations, an optionee who is granted a non-qualified option will not realize taxable income at the time the option is granted. In general, an optionee will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option price, and the Company will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The optionee’s basis in the shares so acquired will be equal to the option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the optionee will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the option is exercised.

COMMON STOCK AWARDS. Recipients of shares of restricted Common Stock that are not “transferable” and are subject to “substantial risk of forfeiture” at the time of grant will not be subject to Federal income taxes until lapse or release of the restrictions on the shares. The recipient’s income and the Company’s deduction will be equal to the fair market value of the shares on the date of lapse or release of such restrictions.

Vote Required for Approval

The following votes of our shareholders are required for approval of this proposal: the affirmative vote of a majority of the Company’s outstanding Common Stock present in person or represented by proxy and entitled to vote at the annual meeting.

Board Recommendation

The Board recommends that you vote “For” approval of Proposal No. 7.

OTHER BUSINESS

The Board knows of no business that will be presented for consideration at the 2017 Annual Meeting other than those items stated above. If any other business should properly come before the 2017 Annual Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 28, 2017

The proxy statement and annual report to stockholders are available at ______________________.

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A copy of the Company’s Annual Report for the fiscal year ended December 31, 2016 is available without charge upon written request to: Corporate Secretary, HighCom Global Security, Inc. at 2901 E. 4th Avenue, Unit J, Columbus, OH 43219.

By Order of the Board of Directors

/s/ Michael J. Gordon
Michael J. Gordon, CEO

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Appendix A

ARTICLES OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

BLASTGARD INTERNATIONAL, INC.

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the Corporation is BlastGard International, Inc.

SECOND: The following amendments to the Articles of Incorporation were adopted on ____________, 2017, as prescribed by the Colorado Business Corporation Act, in the following manner:

Such amendments were adopted by a vote of the shareholders at an annual meeting on June 28, 2017 where the number of shares voted for the amendment was sufficient for approval, and by the unanimous written consent of the Board of Directors on ____________, 2017.

THIRD: The Corporation is amending Article FIRST and the name of the Corporation to read as follows:

“The name of the Corporation is “HighCom Global Security, Inc. and its principal address is 2901 E. 4th Avenue, Unit J, Columbus, OH 43219.”

FOURTH: The Corporation is amending Article FOURTH: CAPITAL STOCK:

(a)	to delete the lead-in clause of Article FOURTH up to the colon in its entirety, and to substitute the following:

“The total number of shares of all classes which the Corporation shall have authority to issue is 101,001,000, of which 1,000 shares shall be Preferred Shares, par value $0.001 per share, and 100,000,000 shall be Common Shares, par value $0.001 per share, and the designations, preferences, limitations, and relative rights of the shares of each class are as follows:”

(b)	to add the following Section:

“3. Reverse Split of Common Shares. Each _____ issued and outstanding Common Shares as of ____________, 2017 (the “Split Effective Date”) shall be combined and converted automatically, without further action, into one (1) fully paid and non-assessable Common Share. No certificate representing any fractional share interest in the Corporation’s post-split shares shall be issued. In lieu of any fraction of a post-split share to which the shareholder is otherwise entitled, all fractional shares shall be rounded up and a shareholder of pre-split shares will receive an entire post-split share. No cash payment shall be made to reduce or eliminate any fractional share interest. Shareholders are not required to exchange their certificates representing Common Shares held prior to the reverse stock split for new certificates representing Common Shares after the reverse stock split.”

Dated: ____________, 2017

Signature:
Michael J. Gordon, Chief Executive Officer

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Appendix B

HIGHCOM GLOBAL SECURITY, INC., FORMERLY BLASTGARD INTERNATIONAL, INC.

2017 EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN

SECTION 1. INTRODUCTION

1.1 Establishment. HighCom Global Security, Inc., formerly BlastGard International, Inc., a Colorado corporation (the “Company”), hereby establishes a plan of long-term stock-based compensation incentives for selected Eligible Participants (defined below) of the Company and its affiliated corporations. This plan was adopted on ___________, 2017 (the “Adoption Date”) by the Board of Directors and shall be known as the 2017 Employee Benefit and Consulting Services Compensation Plan (the “Plan”).

1.2 Purpose. The purpose of the Plan is to further the success of the Company and its Subsidiaries by making available Common Stock of the Company for purchase by eligible directors, officers, consultants and key employees of the Company and its Subsidiaries and thus to provide an additional incentive to such personnel to continue to serve the Company and its Subsidiaries and to give them a greater interest as stockholders in the success of the Company. It is intended that this Plan be considered an “Employee Benefit Plan” within the meaning of Regulation 405 of the Securities Act of 1933, as amended (the “1933 Act”).

The Company intends this Plan to enable the Company to issue, pursuant hereto, Incentive Stock Options as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”). The Company also intends this Plan to enable it to issue similar options which will not, however, be qualified as Incentive Stock Options (also known as “Non-Statutory Stock Options”) and to issue stock in exchange for services rendered.

The Plan shall become effective as provided in Section 17, provided, however, Incentive Stock Options may not be exercised and will be void and of no further force and effect if the Plan is not approved by stockholders within 12 months of the Adoption Date of the Plan.

SECTION 2. DEFINITIONS

The following definitions shall be applicable to the terms used in the Plan:

2.1 “Affiliated Corporation” means any corporation that is either a parent corporation with respect to the Company or a subsidiary corporation with respect to the Company (within the meaning of Sections 424(e) and (f), respectively, of the Code).

2.2 “Board” means the Board of Directors of the Company.

2.3 “Committee” means a committee designated by the Board of Directors to administer the Plan or, if no committee is so designated, the Board of Directors. The Board of Directors, in its sole discretion, may at any time remove any member of the Committee and appoint another Director to fill any vacancy on the Committee. The Committee shall consist of at least two members of the Board of Directors, preferably (but not required) all of whom are Non-Employee Directors. For the purposes of the Plan, a director or member of the Committee shall qualify as a “Non-Employee Director” only if such person qualifies as a Non-Employee Director within the meaning of paragraph (b)(3)(i) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Code, as such term is interpreted from time to time.

2.4 “Common Stock” means the Company’s $.001 par value voting common stock.

2.5 “Company” means HighCom Global Security, Inc., formerly BlastGard International, Inc., a Colorado corporation.

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2.6 “Disability” means permanent total disability as defined in the Code.

2.7 “Effective Date” means the effective date of the Plan, as set forth in Section 17 hereof.

2.8 “Eligible Participant” or “Participant” means any employee, director, officer, consultant, or advisor of the Company who is determined (in accordance with the provisions of Section 4 hereof) to be eligible to receive stock and exercise stock options hereunder. Not withstanding the foregoing, no consultant or advisor shall receive options unless such person is eligible to receive same under an employee benefit plan which would be filed under a Form S-8 Registration Statement.

2.9 “Fair Market Value” with respect to Common Stock means fair market value of a share of Common Stock as determined as of the date of grant in accordance with Section 422(c)(7) of the Code and the Regulations applicable thereto. In this respect, the Fair Market Value of the Common Stock shall be determined as follows:

(i) If the Common Stock is listed on or quoted on any established stock exchange or a national market system, including without limitation, the NASDAQ National Market or the NASDAQ SmallCap Market, its fair market value shall be the mean between the high and low sales price for such stock on such exchange or system on the date of such grant, as reported in The Wall Street Journal or such other source as the Board deems reliable, or, if none, shall be the mean of the closing “bid” and “ask” prices, if any, for the Common Stock on the date of such grant, as reported in The Wall Street Journal or such other source as the Board deems reliable, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations;

(ii) If the Common Stock is not then listed or quoted on any established stock exchange or national market system, its fair market value shall be the average of the “bid” prices, if any, for the Common Stock on the date of such grant, as reported in National Daily Quotation Service or such other source as the Board deems reliable; or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations; and

(iii) If the Fair Market Value of the Common Stock cannot be determined under either (i) or (ii) of Section (c) above, the Fair Market Value thereof shall be determined in good faith by the Board.

(iv) Regardless of (i) or (ii) of Section (c) above, if the last sales price is reported, that value should be used.

2.10 “Grant” means the action of the Board or Committee at the time of grant of an Option or direct issuance of a share of Common Stock.

2.11 “Incentive Stock Option” means any incentive stock option as defined in Section 422(b) of the Code granted to an individual for any reason connected with his employment by the Company at the time of the granting of a given option under the Plan.

2.12 “Modification” means any change in the terms of an option which would constitute a “modification” as defined in Section 424(h)(3) of the Code, including, without limitation, such a modification to an option as effected by a change in the Plan and any other change in the Plan which would increase the number of shares reserved for options under the Plan, materially change the administration of the Plan (except as permitted in paragraphs 4(c) hereof) or that would otherwise materially increase the benefits accruing to, or available for, participants in the Plan; provided, however, that registration of Option shares under the Securities Act of 1933, as amended, shall not be deemed a Modification.

2.13 “Non-Statutory Stock Option” means any option granted under this Plan other than an Incentive Stock Option.

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2.14 “Option” means the grant to an Eligible Participant of a right to acquire shares of Restricted Stock of the Company, unless said shares are duly registered, and thus freely tradeable, pursuant to a Grant of Option approved by the Committee and executed and delivered by the Company. “Options” means any Incentive Stock Option or Non-Statutory Stock Option, unless otherwise indicated or required by context.

2.15 “Registered Stock” means shares of Common Stock, $.001 par value, of the Company underlying an Option which, if specified in the written Option are, upon issuance, freely tradeable by virtue of having been registered with the Securities and Exchange Commission on a Form S-8 Registration Statement, or another appropriate registration statement, and which shares have been issued subject to the “blue sky” provisions of any appropriate state jurisdiction. Special resale restrictions may, however, apply to officers, directors, control shareholders and affiliates of the Company and such individuals or entities will be required to obtain an opinion of counsel as regards their ability to resell shares received pursuant to this Plan.

2.16 “Subsidiary” means any corporation which is a “subsidiary corporation” as defined in Section 424(f) of the Code, and the regulations thereto.

2.17 “10% Stockholder” means a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of Company or of any parent or subsidiary of the Company after giving effect to the attribution of stock ownership provisions of Section 424(d) of the Code.

2.18 “Stock” or “Restricted Stock” means shares of Common Stock, $.001 par value, of the Company issuable directly under the Plan or underlying the grant of the Option, which are, upon issuance, subject to the restrictions set forth in Section 11 herein.

References in these definitions to provisions of the Code shall, when appropriate to effectuate the purposed of this Plan, be deemed to be references to such provisions of the Code and regulations promulgated thereunder as the same may be from time to time amended or to successor provisions to such provisions. Terms defined elsewhere in this Plan shall have the meanings set forth in such respective definitions. The term “Subsidiary” or “Subsidiaries” shall be deemed to include any parent corporation (if any) as defined in Section 424(e) of the Code. Wherever appropriate, words used in the Plan in the singular may mean the plural, the plural may mean the singular, and the masculine may mean the feminine.

SECTION 3. ADMINISTRATION OF THE PLAN

The Plan is a plan of long-term stock-based compensation incentives for selected Eligible Participants of the Company. In the absence of contrary action by the Board, and except for action taken by the Committee pursuant to Section 4 in connection with the determination of Eligible Participants, any action taken by the Committee or by the Board with respect to the implementation, interpretation or administration of the Plan shall be final, conclusive and binding. This Plan may be administered by the Committee, the Board or both, in the sole discretion of the Board. All references to the Committee herein shall refer to the Board in the event that the Plan is being administered by the Board and not by the Committee.

SECTION 4. ELIGIBILITY AND AWARDS

The Committee shall determine at any time and from time to time after the Effective Date of the Plan: (i) the Eligible Participants; (ii) the number of shares of Common Stock issuable directly or to be granted pursuant to the Option which an Eligible Participant may exercise; (iii) the price per share at which each Option may be exercised, including the form of consideration to be paid, or the value per share if a direct issue of stock; and (iv) the terms on which each Option may be granted. Such determination, may from time to time be amended or altered at the sole discretion of the Committee. Options granted to officers and/or directors of the Company shall be granted by the Board, or by the Committee, if the Committee is composed of all members who are Non-Employee Directors.

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SECTION 5. GRANT OF OPTION

Subject to the terms and provisions of this Plan, the terms and conditions under which the Option may be granted to an Eligible Participant shall be established by the Committee and the Grant of an Option hereunder shall be in the form attached hereto as Exhibit A and made a part hereof and containing such changes thereto and such other provisions as the Committee, in its sole discretion, may determine. Notwithstanding the foregoing provisions of this Section 5, each Grant of Option shall incorporate the provisions of this Plan by reference.

Options may be granted after the Effective Date by the Committee and instruments evidencing such grant(s) may similarly be so issued, but in each case where Incentive Stock Options are granted, such Incentive Stock Options and such instruments shall be subject to the approval and ratification of the Plan by the stockholders of the Company within one year of the Effective Date of the Plan, and notwithstanding anything in the Plan that may be deemed to be to the contrary, no Incentive Stock Option may be exercised unless and until such approval and ratification is obtained. In the event such approval and ratification shall not be obtained, all Incentive Stock Options that may have been granted pursuant to the Plan shall be converted into Non-Statutory Stock Options, but shall be subject to the same termination provisions applicable to the originally granted Incentive Stock Options. The shares of Common Stock underlying an Incentive Stock Option may be sold in a disqualifying disposition under Section 421(b) of the Code. No Option shall be granted for a term of more than 10 years from the date of Grant. In the case of Incentive Stock Options granted to a 10% stockholder, the term of the Incentive Stock Option shall not exceed five years from the date of Grant.

The Committee shall determine the exercise price of each Option granted under the Plan and shall always have the authority to accelerate the vesting period of the Options granted under the Plan. Non-Statutory Stock Options may be granted at any price determined by the Board even if the exercise price of the Non-Statutory Stock Options is at a price below the Fair Market Value of the Company’s Common Stock on the date of Grant. In the case of Incentive Stock Options, the following rules shall also apply:

(A) The purchase price of an Incentive Stock Option may not be less than the Fair Market Value of the Common Stock at the time of Grant, except that in the case of a 10% Stockholder who receives an Incentive Stock Option, the purchase price may not be less than 110% of such Fair Market Value.

(B) The aggregate fair market value (determined at the time the Option is granted) of the optioned stock for which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all such Plans of the Company and its subsidiaries) shall not exceed $100,000.

SECTION 6. TOTAL NUMBER OF SHARES OF COMMON STOCK

The total number of shares of Common Stock reserved for issuance by the Company either directly or underlying Options granted under this Plan from inception to date is _________ shares. The total number of shares of Common Stock reserved for such issuance may be increased only by a resolution adopted by the Board of Directors and amendment of the Plan. Stockholder approval of such increase or other Modification of the Plan within one year of Effective Date shall be required in the event Incentive Stock Options are granted or to be granted under the Plan. Common Stock issued under the Plan may be authorized and unissued or reacquired Common Stock of the Company.

SECTION 7. PURCHASE OF SHARES OF COMMON STOCK

7.1 As soon as practicable after the determination by the Committee of the Eligible Participants and the number of shares an Eligible Participant may be issued directly or granted pursuant to an Option, the Committee shall give written notice thereof to each Eligible Participant, which notice in the case of Option Grants shall be accompanied by the Grant of Option to be executed by such Eligible Participant. Upon vesting of Option, an Eligible Participant may exercise his right to an Option to purchase Common Stock by providing written notice as specified in the Grant of Option.

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7.2 The exercise price for each Option to purchase shares of Common Stock pursuant to paragraph 7.1 shall be as determined by the Committee based upon the provisions contained in Section 5 herein, it being understood that the price so determined by the Committee may vary from one Eligible Participant to another.

SECTION 8. PAYMENT UPON EXERCISE OF OPTION OR DIRECT ISSUANCE

The Committee shall determine the terms of the Grant of Option and the exercise price or direct issue price for payment or services by each Participant for his shares of Common Stock granted thereunder. Such terms shall be set forth or referred to in the Grant of Option or resolution authorizing the share issuance. The terms and/or prices so set by the Committee may vary from one Participant to another. Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options, (ii) shares of Common Stock owned by the optionee having a Fair Market Value equal in amount to the exercise price of such Options, or (iii) any combination of (i) and (ii), provided, however, that payment of the exercise price by delivery of shares of Common Stock owned by such optionee may be made only upon the condition that such payment does not result in a charge to earnings for financial accounting purposes as determined by the Committee, unless such condition is waived by the Committee. The Fair Market Value of any shares of Common Stock which may be delivered to the Company for payment of the exercise price upon exercise of an Option shall be determined by the Committee. Further, if authorized by the Committee at the date of grant, a Non-Statutory Stock Option may be exercised and paid for through the cashless exercise provisions contained in Exhibit A.

SECTION 9. DELIVERY OF SHARES OF COMMON STOCK UPON EXERCISE

The Company shall deliver to or on behalf of each Participant such number of shares of Common Stock as such Participant elects to purchase upon direct issuance or upon exercise of the Option. Such shares shall be fully paid and nonassessable upon the issuance thereof and shall be represented by a certificate or certificates registered in the name of the Participant and, if Restricted Stock, stamped with an appropriate legend referring to the restrictions thereon, as described in Section 11 herein.

SECTION 10. RIGHTS OF EMPLOYEES; NON-TRANSFERABILITY; EXERCISE OF OPTIONS; TERMINATION OF EMPLOYMENT; WITHHOLDING OBLIGATIONS

10.1 Employment. Nothing contained in the Plan or in any Stock Option, Restricted Stock award or other Common Stock award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or any Affiliated Corporation, or interfere in any way with the right of the Company or any Affiliated Corporation, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of a Stock Option or other Common Stock award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

10.2 Non-transferability. No right or interest of any Participant in a Stock Option award shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant’s death, a Participant’s rights and interest in Stock Option awards shall be transferable by testamentary will or the laws of descent and distribution. Notwithstanding anything contained herein to the contrary, the Company shall permit the assignment or transfer of an Option to Optionee’s children, grandchildren, spouse or trusts established solely for their benefits (the “Family Members”), but only if the assignment or transfer is without consideration and the Option remains subject to the provisions of the Plan.

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10.3 Exercise of Options. An Option granted under the Plan, to the extent vested, shall be exercisable at such time or times, whether or not in installments, as the Committee shall prescribe at the time the Option is granted. An Option which has become exercisable may be exercised in accordance with its terms as to any or all full shares purchasable under the provisions of the Option. The purchase price of the shares shall be paid upon the exercise of the Option in accordance with the provisions of the Grant of Option, and the Company shall not be required to deliver certificates for such shares until such payment has been made. Except as provided in Section 10.4, an Incentive Stock Option may not be exercised at any time unless the holder thereof is then an employee of the Company or any subsidiaries and shall have been continuously employed by the Company or any subsidiaries since the date of grant (As used in this Plan, the terms “employ” and “employment” shall be deemed to refer to employment as an employee in any such capacity, and “termination of employment” shall be deemed to mean termination of employment as an employee in all of such capacities and continuation of employment as an employee in none of such capacities.)

10.4 Termination of Employment. Except in the case of Optionee’s death or disability as provided below, in the event of termination of employment of a person to whom an Incentive Stock Option has been granted under the Plan, notwithstanding the reason for termination (such as termination for cause, without cause or voluntary on the part of the optionee,), any Incentive Stock Option held by him or a Family Member under the Plan, to the extent not theretofore exercised by the Optionee or Family Member, shall on the 30th day after termination of employment be null and void. Incentive Stock Options granted under the Plan shall not be affected by any change of employment so long as the holder continues in the employ of the Company or any subsidiaries. Nothing in the Plan or in any Option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or any subsidiaries or affiliates or interfere in any way with the right of the Company or any subsidiaries or affiliates to terminate his employment or occupancy of any corporate office at any time.

In the event of the death of an Optionee to whom an Incentive Stock Option has been granted under the Plan while he is in the employ of the Company or a subsidiary, such Incentive Stock Option may be exercised (to the extent of the number of shares covered by the Incentive Stock Option which were purchasable by the Optionee at the date of his death) by the lawful owner at any time within a period of six months after his death, but in no event after the day in which the Incentive Stock Option would otherwise terminate under the Grant of Option.

In the event of termination of employment of a person to whom an Incentive Stock Option has been granted under the Plan by reason of the disability of such person, the optionee or his Family Member who is then the holder of the Option may exercise his Incentive Stock Option at any time within one year after such termination of employment but in no event after the day in which the Incentive Stock Option would otherwise terminate, to the extent of the number of shares covered by his Incentive Stock Option which were purchasable by him at the date of the termination of employment.

In the case of Non-Statutory Options, the Committee shall determine at the time of Grant, all applicable termination provisions of Options, if any, and shall incorporate them into the Grant of Option. The Committee at anytime before the expiration date of the Non-Statutory Stock Options may waive or modify the termination provisions of the Non-Statutory Stock Options to make them more favorable to the Optionee, so long as the Committee does not extend the original expiration date of the Non-Statutory Stock Options.

10.5 Federal Income Tax or Other Withholding Amounts. In respect to the direct issuance of Common Stock or the exercise of Non-Statutory Stock Options or any Incentive Stock Options which fail to qualify as such for any reason, any required federal income tax or other withholding amount shall be paid (in full) by the Option Holder or Family Member as the case may be, to the Company in cash or by certified check at the time required by applicable federal and/or other laws. The Company shall not be required to deliver certificates for such shares until all such payments have been made, and until the Company has had an opportunity (at its sole discretion) to obtain verification from the Option Holder that all federal income tax or other withholding amounts have been properly calculated and paid.

45

SECTION 11. GENERAL RESTRICTIONS

11.1 Restrictive Legend. All shares of Common Stock issued or issuable under this plan, unless qualified as Registered Stock as defined in Section 2 hereinabove, shall be restricted, and certificates representing the shares shall bear a restrictive legend reading substantially as follows:

The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold, transferred or pledged in the absence of an effective registration statement for these shares under the Securities Act of 1933 or an opinion of the Company’s counsel that registration is not required under said Act.

The Company may, at its option, register the Registered Stock on a Form S-8 Registration Statement, or other appropriate form of registration statement, for exercise and subsequent sale in accordance with the 1933 Act.

11.2 Investment Representations. The Company may require any person to whom a Stock Option, Restricted Stock award, or other Common Stock award is granted, as a condition of exercising such Stock Option, or receiving such Restricted Stock award, or other Common Stock award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Common Stock subject to the Stock Option, Restricted Stock award, or other Common Stock award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

11.3 Compliance with Securities Laws. Each Stock Option and Stock Grant shall be subject to the requirement that if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Stock Option or Stock Grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Stock Option or Stock Grant may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

11.4 Limitation of Rights in the Underlying Shares. A holder of an Option shall not be deemed for any purpose to be a stockholder of the Company with respect to such Option except to the extent that such Option shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder.

SECTION 12. BURDEN AND BENEFIT

The terms and provisions of this Plan shall be binding upon, and shall inure to the benefit of, each Participant, his executives or administrators, heirs, and personal and legal representatives and Family Members who become lawful transferees of Options granted hereunder.

SECTION 13. PLAN BINDING UPON LAWFUL TRANSFEREES

In the event of an Optionee’s death and Options are to be transferred to the Optionee’s legal heirs and distributors, or in the event of transfers during the Optionee’s lifetime to his Family Members, such parties shall take such Options subject to all provisions and conditions of this Plan, and, as a condition precedent to the transfer of such Options, such parties shall agree to be bound by all provisions of this Plan.

46

SECTION 14. LOANS

At the discretion of the Committee, the Company may loan to the Optionee some or all of the purchase price of the shares acquired upon exercise of an Option granted under the Plan, so long as the Optionee is not an officer or director of the Company.

SECTION 15. CHANGES IN CAPITAL STRUCTURE OF THE COMPANY

In the event that the outstanding shares of Common Stock are increased, decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation (or entity) by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, dividends payable in capital stock, or other capital adjustment, appropriate adjustment shall be made in accordance with Section 424(a) of the Code in the number and kind of shares as to which Options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the grantee shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the exercise price per share.

In addition, unless otherwise determined by the Committee in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company’s assets or stock may, in his, her or its discretion, deliver to the Optionee the same kind of consideration that is delivered to the stockholders of the Company as a result of such sale, conveyance or Change in Control, or the Committee may cancel all outstanding options in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the Optionee would have received had the Option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise had been made prior to such sale, conveyance or Change in Control, less the exercise price therefor. Upon receipt of such consideration, the Options shall immediately terminate and be of no further force and effect. The value of the stock or other securities the grantee would have received if the Option had been exercised shall be determined in good faith by the Committee, and in the case of shares of Common Stock, in accordance with the determination of Fair Market Value of Common Stock as set forth herein.

The Committee shall also have the power and right to accelerate the exercisability of any Options, notwithstanding any limitations in this Plan or in the Grant of Option, upon such a sale, conveyance or Change in Control. Upon such acceleration, any options or portion thereof originally designated as Incentive Stock Options that no longer qualify as Incentive Stock Options under Section 422 of the Code as a result of such acceleration shall be redesignated as Non-Statutory Stock Options.

A “Change in Control” shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty (50%) percent of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one or more transactions, or series of transactions, such that following such transaction(s), such person or group and affiliates beneficially own fifty (50%) percent or more of the Common Stock outstanding.

If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Committee shall authorize the issuance or assumption of Option(s) in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Committee may grant Option(s) upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new Option for the old Option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

No fraction of a share shall be purchasable or deliverable upon the exercise of any Option, but in the event any adjustment hereunder in the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

47

SECTION 16. PLAN MODIFICATION AND AMENDMENT

Modifications or other amendments to the Plan may be made by the stockholders of the Company. The Plan may also be amended by the Committee; provided, however, that if Incentive Stock Options are granted or to be granted under the Plan, no amendment which shall constitute a Modification shall be effective unless approved by the stockholders of the Company within 12 months before or after the adoption of the Modification. No termination, Modification, or amendment of the Plan, may, without the consent of the optionee to whom any Option shall theretofore have been granted, adversely affect the rights of such optionee under such Option; nor shall any such Modification or amendment be deemed to effect a Modification, extension or renewal of any Incentive Stock Option previously granted except pursuant to an express written agreement to such effect, executed by the Company and the optionee.

SECTION 17. EFFECTIVE DATE OF THE PLAN

17.1 Effective Date. The Plan is effective as of ____________, 2017.

17.2 Duration of the Plan. The Plan shall terminate at midnight on November 30, 2015 which is the day before the tenth anniversary of the Effective Date, and may be terminated prior thereto by action of the Committee of Directors; and no Stock Option, Restricted Stock Award or other Common Stock award shall be granted after such termination. Stock Options, Restricted Stock Awards and other Common Stock awards outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, in accordance with their terms.

Executed as a sealed instrument as of the ____ day of ___________, 2017.

HIGHCOM GLOBAL SECURITY, INC.

By:
, CEO

48

EXHIBIT A

FORM OF

GRANT OF OPTION PURSUANT TO THE

HIGHCOM GLOBAL SECURITY, INC.

2017 EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN

HighCom Global Security, Inc., a Colorado corporation (the “Company”), hereby grants to _______________________________ (“Optionee”) an Incentive (Non-Statutory) Stock Option to purchase ___________ shares of common stock, $.001 par value (the “Shares”) of the Company at the purchase price of $______ per share (the “Purchase Price”). This Grant of Option is exercisable in whole or in part at the principal offices of the Company and upon payment in cash or shares of the Company’s Common Stock as permitted under the Plan, or in the case of a Non-Statutory Stock Option, through the cashless exercise provisions established by the Committee at the time of Grant and set forth below or in Appendix I.

This Option is granted pursuant to the 2017 Employee Benefit and Consulting Services Compensation Plan (the “Plan”), a copy of which is appended hereto. This Option, if it is an Incentive Stock Option, shall be terminated pursuant to the provisions contained in Section 10.4 of the Plan. This Option, if it is a Non-Statutory Stock Option Plan, shall be terminated pursuant to provisions, if any, set forth by the Committee or the Committee, as the case may be, in the minutes approving the Grant of Options described herein. Such termination provisions shall be annexed hereto as Appendix I and are incorporated herein.

Subject to the preceding paragraph, this Grant of Option, or any portion thereof, may be exercised only to the extent vested per Appendix I, and must be exercised by Optionee or Optionee’s permitted transferees as described in the Plan no later than ___________________ (the “Expiration Date”) by (i) notice in writing, sent by facsimile copy to the Company at its address set forth above; and (ii) payment of the Purchase Price pursuant to the terms of this Grant of Option and the Company’s Plan. The notice must refer to this Grant of Option, and it must specify the number of shares being purchased, and recite the consideration being paid therefor. Notice shall be deemed given on the date on which the notice is delivered to the Company by facsimile transmission bearing an authorized signature of Optionee.

This Grant of Option shall be considered validly exercised once the Company has received written notice of such exercise and payment therefore has been received and in the case of checks or money orders, has cleared the banking system.

If Optionee fails to exercise this Grant of Option in accordance with this Agreement, then this Agreement shall terminate and have no force and effect, in which event the Company and Optionee shall have no liability to each other with respect to this Grant of Option.

This Grant of Option may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution and delivery of this Grant of Option by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Grant of Option by such party. Such facsimile copies shall constitute enforceable original documents.

The validity, construction and enforceability of this Grant of Option shall be construed under and governed by the laws of the State of Florida, without regard to its rules concerning conflicts of laws, and any action brought to enforce this Grant of Option or resolve any controversy, breach or disagreement relative hereto shall be brought only in a court of competent jurisdiction within the county of ________, Florida.

1

The Shares may not be sold, assigned, transferred or permitted to be transferred, whether voluntarily, involuntarily or by operation of law, delivered, encumbered, pledged, hypothecated or otherwise disposed of until (i) the Shares have been registered with the Securities and Exchange Commission pursuant to an effective registration statement on Form S-8, or such other form of registration statement as may be appropriate, in the discretion of the Company; or (ii) an Opinion of Counsel, satisfactory to the Company, has been received, which opinion sets forth the basis and availability of any exemption for resale or transfer from federal or state securities registration requirements.

This Grant of Option may not be assigned, transferred or hypothecated (except as permitted under the Plan) and any other purported assignment, transfer or hypothecation shall be void ab initio and shall be of no force or effect.

For purposes of any applicable cashless exercise provisions of this Option, the “Fair Market Value” per Share shall mean the market price of one share of Common Stock on the last business day before the effective date of exercise of the Option as defined in the Plan.

The Shares ___________________ [insert appropriate language: “have” or “have not”] been registered with the Securities and Exchange Commission pursuant to a registration statement on Form S-8.

IN WITNESS WHEREOF, this Grant of Option has been executed effective as of ____________________.

HIGHCOM GLOBAL SECURITY, INC.

By:
, CEO
OPTIONEE:

2

APPENDIX I

[Describe termination provisions of Non-Statutory Stock Options]

Grant of Option pursuant to HIGHCOM GLOBAL SECURITY, INC. 2017 Employee Benefit and Consulting Services Compensation Plan, dated _____________, 2017.

Optionee:	__________________________

Options Granted:	__________________________

Purchase Price:	$_________________ per Share

Date of Grant:	__________________________

Exercise Period:	____________ to ____________

Vesting Schedule:
	option on/ # of shares	date vested	(assuming continued employee or consultant status, etc.)
	_________	__________
	_________	__________
	_________	__________
	_________	__________
	_________	__________

Vested Options Exercised to Date: __________ (including this exercise)

Balance of Vested Options to be Exercised: __________

CASHLESS EXERCISE PROVISIONS APPLICABLE ONLY TO

NON-STATUTORY STOCK OPTIONS AT DISCRETION

OF COMMITTEE AT TIME OF GRANT

“Cashless Right to Convert Non-Statutory Stock Option into Stock Net Issuance. In addition to and without limiting the rights of the Holder under the terms of this Non-Statutory Stock Option, the Holder may elect to exercise this Option (but not within the first six months from the date of Grant) with respect to then Vested Shares (the “Conversion Right”), the aggregate value of which Vested Shares shall be equal to the “in-the-money” value of this Option or the portion thereof being converted as set forth below. The Conversion Right may be exercised by the Holder by surrender of this Option at the principal office of the Company together with notice of the Holder’s intention to exercise the Cashless Conversion Right, in which event the Company shall issue to the Holder a number of Vested Shares computed using the following formula.

X= Y (A-B)

    A

Where:	X	The number of Vested Shares to be issued to the Holder.

		Y	The number of Vested Shares representing the portion of this Option that is being converted and cancelled in payment of Shares issued to the Holder.

		A	The fair market value of one Share of Common Stock of the Company.

		B	The Exercise Price (as adjusted to the date of such calculations).

For example, if an Option Holder has 3,000 Options exercisable at $3.00 per share, 2,000 Options are vested, the market value is $6.00 per share and the holder desires to convert the Option to the extent vested through the cashless net issue exercise provisions, the Holder would receive 1,000 Vested Shares upon conversion and cancellation of the 2,000 Options.

(X=Y (A-B) = 2,000 ($6.00 - $3.00) = 1,000)”

 A                            6.00

2

NOTICE OF EXERCISE

(TO BE SIGNED ONLY UPON EXERCISE OF THE OPTION)

TO: HIGHCOM GLOBAL SECURITY, INC. (“Optionor”)

The undersigned, the holder of the Grant of Option described above, hereby irrevocably elects to exercise the purchase rights represented by such Grant of Option for, and to purchase thereunder, _________ shares of the Common Stock of HIGHCOM GLOBAL SECURITY, INC., and herewith makes payment of _________________________________ therefore. Optionee requests that the certificates for such shares be issued in the name of Optionee and be delivered to Optionee at the address of ___________________________________, and if such shares shall not be all of the shares purchasable hereunder, represents that a new Subscription of like tenor for the appropriate balance of the shares, or a portion thereof, purchasable under the Grant of Option pursuant to the BLASTGARD INTERNATIONAL, INC. 2017 Employee Benefit and Consulting Services Compensation Plan to be delivered to Optionor when and as appropriate.

OPTIONEE:

Dated: _________________________

3

PROXY

BLASTGARD INTERNATIONAL, INC.

ANNUAL MEETING

To be held on June 28, 2017 at 5:30 P.M. LOCAL TIME

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder of BlastGard International, Inc., a Colorado corporation (the “Company”), acknowledges receipt of the Notice of an Annual Meeting of Shareholders and Proxy Statement, dated May 31, 2017 and hereby constitutes and appoints Paul Sparkes and Michael Gordon or either of them acting singly in the absence of the other, with a power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of the Company held by the undersigned at the Annual Meeting of Shareholders of the Company to be held at 2901 E. 4th Avenue, Unit J, Columbus, OH 43219 (Phone No.:1-800-987-9098) on June 28, 2017 at 5:30 P.M. local time and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

1.	The election of the five directors nominated by the Board of Directors.

FOR all nominees listed below (except as indicated below), please check here ___	WITHHOLD AUTHORITY to vote for all nominees listed below, please check here___

Paul Sparkes Craig Campbell Curt Cronin Andrew Blott Bill Buckley

To withhold authority to vote for any individual nominee or nominees write such nominee’s or nominees’ name(s) in the space provided below.)

2.	To approve an amendment to the Company’s Articles of Incorporation to change the name of the corporation to “HighCom Global Security, Inc.”

FOR __	AGAINST __	ABSTAIN __

3.	Consider and vote upon a proposal to grant the Board of Directors discretionary authority to amend the Company’s Articles of Incorporation (the “RS Amendment”) to effectuate a Reverse Stock Split of the Company’s Common Stock, $.001 par value, by a ratio of no more than one-for-100 with such ratio to be determined by the sole discretion of the Board (the “Reverse Split”), with a decrease in the number of authorized shares of Common Stock to 100,000,000 and with such Reverse Split and change in authorized number of common shares to be effective at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Split Proposal”).

FOR __	AGAINST __	ABSTAIN __

4.	To consider and vote upon a proposal to file an Amendment to the Articles of Incorporation to permit the Company to hold meetings by action without a meeting in accordance with Section 7-107-104 (1)(b) of Title 7 of the Colorado Revised Statutes in order to permit the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing.

FOR __	AGAINST __	ABSTAIN __

5.	To consider and vote upon a proposal to transfer all the BlastGard tangible and intangible assets, which exclude any HighCom assets, from HighCom Global Security, Inc. to its wholly-owned Florida subsidiary, BlastGard Technologies, Inc.

FOR __	AGAINST __	ABSTAIN __

6.	To consider and vote upon a proposal for the Company’s wholly-owned California subsidiary, HighCom Security, Inc. to file an amendment to its Articles of Incorporation in the State of California to change its name to “HighCom Armour Solutions, Inc.”

FOR __	AGAINST __	ABSTAIN __

7.	To consider and vote upon a proposal to ratify, adopt and approve a 2017 Employee Benefit and Consulting Services Compensation Plan covering a maximum of up to 10,000,000 post-split shares of Common Stock.

FOR __	AGAINST __	ABSTAIN __

8.	To transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof.

The Board of Directors favors a “FOR” designation for proposals Nos. 1 through 7. This proxy when properly executed will be voted as directed. If no direction is indicated, the proxy will be voted for the election of the four named individuals as directors.

Dated	, 2017
(L.S.)
(L.S.)

Email address (optional)

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE or fax it to

___________.(describe internet voting)